SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement          [ ]   Confidential, for Use of
[x] Definitive Proxy Statement                 the Commission Only (as
[ ] Definitive Additional Materials            permitted by
[ ] Soliciting Material Pursuant to            Rule 14a-6(e)(2))
    Section 240.14a-11(c)
    or Section 240.14a-12

                               Rentrak Corporation
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                (Name of Registrant as Specified In Its Charter)

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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

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    2)  Aggregate number of securities to which transaction applies:

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    3)  Per unit  price  or  other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)  Amount Previously Paid:

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    2)  Form, Schedule or Registration Statement No.:

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    4)  Date Filed:

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

                               RENTRAK CORPORATION
                               One Airport Center
                           7700 N.E. Ambassador Place
                             Portland, Oregon 97220

                                                                  July 21, 2005

To Our Shareholders:

      Our 2005 Annual Meeting of Shareholders will be held on Thursday, August 25, 2005, at 10:00 a.m., Pacific Daylight Time, at our executive offices, located at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220. On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement. Our 2005 Annual Report is also enclosed.

      Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the meeting. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. If you attend the meeting, and the Board of Directors joins me in hoping that you will, there will be an opportunity to revoke your proxy and to vote in person if you prefer.


                                Sincerely yours,



                                PAUL A. ROSENBAUM
                                Chairman, President and Chief Executive Officer

                               RENTRAK CORPORATION
                               One Airport Center
                           7700 N.E. Ambassador Place
                             Portland, Oregon 97220

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 25, 2005
To the Shareholders of
Rentrak Corporation:

      The Annual Meeting of Shareholders of Rentrak Corporation ("Rentrak") will be held on Thursday, August 25, 2005, at 10:00 a.m., Pacific Daylight Time, at Rentrak's executive offices, located at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon, 97220, for the following purposes:

      1. To elect a Board of Directors consisting of six members, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified;

      2. To consider and approve the 2005 Stock Incentive Plan;

      3. To hear reports from various officers of Rentrak; and

      4. To transact such other business as may properly come before the meeting or any adjournments thereof.

      The Board of Directors has fixed the close of business on June 24, 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the meeting and any adjournments or postponements thereof. The proxy statement, proxy card and 2005 Annual Report to Shareholders accompany this Notice.

      Whether or not you plan to attend the Annual Meeting, please fill out, sign, date and promptly return the enclosed proxy in the enclosed postage paid envelope. You may revoke your proxy in writing or at the Annual Meeting if you wish to vote in person.

                                By Order of the Board of Directors:



                                MARK L. THOENES
                                Senior Vice President, Chief Financial Officer and Secretary
Portland, Oregon
July 21, 2005

                               RENTRAK CORPORATION
                               One Airport Center
                           7700 N.E. Ambassador Place
                             Portland, Oregon 97220
                           ---------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held August 25, 2005
                          ---------------------------



Date, Time and Place of Meeting

      The board of directors of Rentrak Corporation ("Rentrak") is furnishing this proxy statement and the accompanying 2005 Annual Report to Shareholders, notice of annual meeting, and the enclosed proxy card in connection with the board's solicitation of proxies for use at Rentrak's 2005 Annual Meeting of Shareholders (the "Annual Meeting"). The Annual Meeting will be held Thursday, August 25, 2005, at 10:00 a.m. Pacific Daylight Time, at Rentrak's executive offices, located on the fourth floor at One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220.

Solicitation and Revocation of Proxies

      Shares represented by a proxy card that is properly dated, executed and returned will be voted as directed on the proxy. If no direction is given, proxies will be voted FOR each of the director nominees selected by the board of directors and FOR approval of the 2005 Stock Incentive Plan. If other matters properly come before the Annual Meeting, the persons named in the accompanying proxy will vote in accordance with their best judgment with respect to such matters. Any proxy given by a shareholder may be revoked at any time prior to its use by execution of a later-dated proxy delivered to Rentrak's Secretary, by vote in person at the Annual Meeting, or by written notice of revocation delivered to Rentrak's Secretary.

      Rentrak's board of directors has selected the two persons named on the enclosed proxy card to serve as proxies in connection with the Annual Meeting. These proxy materials and the accompanying Rentrak 2005 Annual Report to Shareholders are being mailed on or about July 21, 2005 to shareholders of record on June 24, 2005.

Purposes of the Annual Meeting

      The Annual Meeting has been called for the following purposes:

      o To elect a board of directors consisting of six members, each to serve until the next annual meeting of shareholders and until his or her successor is duly elected and qualified;

      o  To consider and approve the 2005 Stock Incentive Plan;

      o  To hear reports from various officers of Rentrak; and

      o To transact such other business as may properly come before the meeting or any adjournments thereof.

      Section 2.3.1 of Rentrak's 1995 Restated Bylaws, as amended, sets forth procedures to be followed for introducing business at a shareholders meeting. Rentrak has no knowledge of any other matters that may be properly presented at the Annual Meeting. If other matters do properly come before the Annual Meeting in accordance with the 1995 Restated Bylaws, the persons named in the proxy card will vote your proxy in accordance with their judgment on such matters in the exercise of their sole discretion.

Record Date and Shares Outstanding

      Only shareholders of record at the close of business on June 24, 2005, (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the Record Date, 10,550,395 shares of Rentrak common stock were outstanding. For information regarding the ownership of Rentrak common stock by holders of more than five percent of the outstanding shares and by Rentrak's directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management."

Voting; Quorum; Vote Required

      Each share of common stock outstanding on the Record Date is entitled to one vote per share at the Annual Meeting. Shareholders are not entitled to cumulate their votes. The presence, in person or by proxy, of the holders of a majority of Rentrak's outstanding shares of common stock is necessary to constitute a quorum at the Annual Meeting. Assuming the existence of a quorum, the affirmative vote of a plurality of the votes cast at the Annual Meeting, in person or by proxy, will be required to elect persons nominated to be directors. The 2005 Stock Incentive Plan will be approved if the votes cast at the Annual Meeting in favor of approving the plan, in person or by proxy, exceed the votes cast opposing approval of the plan.

Effect of Abstentions

      If you abstain from voting, your shares will be deemed present at the Annual Meeting for purposes of determining whether a quorum is present. However, only votes cast in favor of a nominee for director will have an effect on the outcome of the election of directors. Abstention will also have no effect on the outcome of the vote on the 2005 Stock Incentive Plan.

Effect of Broker Non-Votes

      If a broker holds your shares in street name, you should instruct your broker how to vote. A broker non-vote occurs when a nominee holding shares for a beneficial owner returns a duly executed proxy but does not vote on a proposal because the nominee does not have discretionary voting power with respect to the matter being considered and did not receive voting instructions from the beneficial owner. Broker non-votes are deemed present at the Annual Meeting for purposes of determining whether a quorum is present, but will have no effect on the outcome of the election of directors or the vote on the 2005 Stock Incentive Plan.

2006 Shareholder Proposals

      The deadline for shareholders to submit proposals to be considered for inclusion in the proxy statement for the 2006 Annual Meeting of Shareholders is March 23, 2006. To be considered at the 2006 Annual Meeting of Shareholders,
Section 2.3.1 of Rentrak's 1995 Bylaws, as amended, requires shareholders to deliver notice of all proposals, nominations for director and other business to Rentrak's principal executive office no later than 60 calendar days (or by June 26, 2006) and no earlier than 90 calendar days prior to the first anniversary of the date of the 2005 Annual Meeting.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

      Rentrak's 1995 Restated Bylaws, as amended, provide that its board of directors shall consist of six members. The board of directors has nominated the individuals named below to fill the six positions. If for any reason any of the nominees named below should become unavailable for election (an event that the board does not anticipate), proxies will be voted for the election of such substitute nominee as the board in its discretion may recommend. Proxies cannot be voted for more than six nominees. If a vacancy occurs after the Annual
Meeting, the board of directors may elect a replacement to serve for the remainder of the unexpired term.

      Our current directors, Judith Allen, Cecil Andrus, George Kuper, Paul Rosenbaum, Ralph Shaw and Stanford Stoddard, have been nominated to stand for re-election as directors. Directors are re-elected annually to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified.

      The board of directors has determined that each of the nominees for director named below, other than Mr. Rosenbaum, is an "independent director" under Rule 4200(a) (15) of the Nasdaq listing standards.

      The board of directors recommends a vote "FOR" the election of each of the following nominees for director:

      JUDITH G. ALLEN (age 48). Ms. Allen is president of Allen Strategies, a media marketing and strategy consulting firm located in Englewood, Colorado. Ms. Allen has been involved in the cable television industry for sixteen years, holding positions as senior vice president of MediaOne Group, Inc., senior vice president of marketing and programming of Century Communications, and vice president, affiliate relation at USA Network. She was named one of the twelve most powerful women in cable by Cablevision Magazine in 1999. She received an A.B. in history from Brown University and an M.B.A. from Harvard Business School. Ms. Allen has served as a director of Rentrak since 2004.

      CECIL D. ANDRUS (age 73). Beginning in 1995, Mr. Andrus founded and continues to serve as the chairman of the Andrus Center for Public Policy at Boise State University. Mr. Andrus has also been of counsel to the Gallatin Group, a public policy consulting firm in Boise, Idaho, since 1995. He was elected governor of the State of Idaho for four terms (beginning in 1970, 1974, 1986, and 1990). Mr. Andrus also was the U.S. Secretary of the Interior from 1977 to 1981. Mr. Andrus has served as a director of Rentrak since 2000 and is also a director of Coeur d'Alene Mines Corporation and PCS Edventures!.com, Inc.

      GEORGE H. KUPER (age 64). Mr. Kuper is an independent consultant in the areas of productivity improvement, environmental and energy issues, and public policy and provides advice to small and start-up companies in the chemical, electronics, and software industries. Since 1994, Mr. Kuper has also served as president and CEO of the Council of Great Lake Industries in Ann Arbor, Michigan. During his career, he has held positions as director of productivity programs at the General Electric Company (1978-83); executive director of the Manufacturing Studies Board of the National Academy of Science (1983-88); and CEO of the U.S.'s largest applied research laboratory for manufacturing technologies, the Industrial Technology Institute (1988-94). He has served with the Office of the Secretary of Defense, the Committee for Economic Development, the National Association of Manufacturers, and the U.S. Chamber of Commerce in various capacities. Mr. Kuper was a founder of the National Center for Manufacturing Sciences and executive director of the National Center for Productivity, a Presidential appointment. Mr. Kuper has served as a director of Rentrak since 2000. PAUL A. ROSENBAUM (age 62). A significant shareholder in Rentrak since 1994, Paul Rosenbaum was elected in September 2000 to serve as the company's Chairman of the Board and Chief Executive Officer. During his career as a legislator and in private practice, Mr. Rosenbaum acquired extensive knowledge of U.S. banking and insurance law. He served in the Michigan Legislature from 1972 to 1978, during which he chaired the House Judiciary Committee, was legal counsel to the Speaker of the House and wrote and sponsored the Michigan Administrative Procedures Act. Additionally, Mr. Rosenbaum also served on the National Conference of Commissioners on Uniform State Laws, as vice chairman of the Criminal Justice and Consumer Affairs Committee of the National Conference of State Legislatures, and on a committee of the Michigan Supreme Court responsible for reviewing local court rules. From 1980 to 1986 he served on the Board of Trustees of Springfield College. Mr. Rosenbaum also is the CEO of SWR Corp., which he founded in 1994. SWR Corp. is based in Michigan and designs, sells, and markets specialty industrial chemicals.

      RALPH R. SHAW (age 66). Mr. Shaw has been president of Shaw Management Company, an investment counseling firm located in Portland, Oregon, since 1980, and general partner of a succession of four venture capital funds beginning in 1983. Mr. Shaw received a B.A. in public accounting from Hofstra University and a J.D. from New York University's School of Law. Mr. Shaw is a trustee of the Tax-Free Trust of Oregon. He is also a director of Schnitzer Steel Industries, Inc., and chairs its audit committee. Mr. Shaw served as an outside director of one of Rentrak's subsidiaries from 2000 through 2003. He also served as an adviser to the Rentrak board from 2001 until his election as a director of Rentrak in 2004.

      STANFORD C. "BUD" STODDARD (age 74). Mr. Stoddard has been chairman of LaGrande Capital, L.L.C., a financial consulting firm with offices in Southfield, Michigan, since his retirement more than five years ago. During his 30-year banking career, Mr. Stoddard was president of Michigan National Bank of Detroit, chairman of the out state Michigan National Bank, and founder, president and chairman of Michigan National Corporation, the parent bank holding company of the banks. He is currently chairman of MTC Capital Corporation, the holding company for Michigan Trust Bank. He graduated from the University of Michigan with a B.A. in business administration. Mr. Stoddard has served as a director of Rentrak since 2001.


                                   PROPOSAL 2

                      APPROVAL OF 2005 STOCK INCENTIVE PLAN

Background

            Our board of directors adopted the Rentrak Corporation 2005 Stock Incentive Plan (the "Plan") in June 2005, subject to shareholder approval at the Annual Meeting. The Plan is intended to replace the 1997 Non-Officer Employee Stock Option Plan (the "Non-Officer Plan") and the 1997 Equity Participation Plan (the "Equity Plan" and, together with the Non-Officer Plan, the "Prior Plans"). If the Plan is approved by the shareholders, it will become effective on August 25, 2005. A copy of the Plan is attached to this proxy statement as Appendix A.

            As with  the  Prior  Plans,  the Plan is  intended  to  promote  the interests of Rentrak and its shareholders by enabling us to attract, retain and reward officers and other key employees, nonemployee directors and outside consultants and to align their interests with the interests of our shareholders. Although the Plan is similar to the Equity Plan, incentive stock options (the type of award most often granted under the Equity Plan) will no longer be available for grant after February 27, 2007 (ten years after adoption of the Equity Plan) under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Also, although the Non-Officer Plan is not subject to these limitations, the only awards authorized for grant are nonqualified stock options and the only persons eligible to receive grants are non-officer employees. Due to these limitations, the board decided to seek shareholder approval of a new equity-based compensation plan at the Annual Meeting to assure Rentrak's continued ability to offer appropriate stock-based incentive compensation to eligible participants.

            The Plan provides for awards of both incentive and nonqualified stock options, stock appreciation rights ("SARs"), restricted stock or units with time-based vesting, and performance shares with vesting tied to attainment of performance goals. It also authorizes the creation of other awards with characteristics to be determined, allowing for development of new types of equity-based awards in response to changes in tax laws, accounting rules, or the compensation structures of peer companies. Stock options, SARs, and performance awards may be designed, in the discretion of the committee administering the Plan, to qualify as performance-based compensation under Section 162(m) of the Code. Section 162(m) provides that compensation, other than performance-based compensation, paid to the five highest-paid executive officers of a public company in excess of $1,000,000 per individual per year is not deductible for purposes of federal income tax. The Plan also includes provisions to address recently enacted tax legislation relating to deferred compensation, codified as
Section 490A of the Code.

            Up to a total of 1,000,000 shares of Rentrak common stock may be issued pursuant to awards granted under the Plan, subject to adjustment for changes in capitalization. In addition, shares covered by outstanding stock options under the Prior Plans that are cancelled, terminate, or otherwise expire without being exercised will become available for grants of new awards under the Plan. At June 15, 2005, there were approximately 1,595,381 shares subject to outstanding options under the Prior Plans. If the Plan is approved by Rentrak's shareholders, no further awards will be made under the Prior Plans, under which a total of approximately 385,000 shares are presently available for future grants. Additional information regarding the Prior Plans is set forth in the tables under the headings "Option Grants in Last Fiscal Year, Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values," and "Equity Compensation Plan Information" below.

Plan Highlights

            Independent Committee Administration. The Plan will be administered by a committee of non-employee directors all of whom satisfy the criteria to be an independent director under Rule 4350(c) (3) of the Nasdaq listing standards, a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" under Section 162(m) of the Code.

            No Option Repricing. The Plan prohibits the repricing of stock options other than in connection with adjustments for a change in Rentrak's capitalization.

            No Discount Options or SARs. Stock options or SARs may not be granted with an exercise or base price less than the fair market value of Rentrak's common stock on the date of grant. The closing sale price for Rentrak's common stock reported on The Nasdaq Stock Market on June 15, 2005, was $8.81.

            Shares Available For Restricted Share and Restricted Stock Unit Awards Are Limited. The Plan limits the total number of shares available for restricted share and restricted stock unit awards over the life of the Plan to 500,000 shares. Due to changes in the accounting treatment of stock options that will go into effect at the beginning of Rentrak's next fiscal year, the Committee intends to explore alternatives to option grants in considering future awards of equity-based compensation, which may result in a shift in whole or in part to restricted share awards or performance awards.

            Amendment of the Plan. Rentrak's board of directors may amend, suspend or terminate the Plan or any portion of the Plan at any time, except that no amendment may be made without shareholder approval if such approval is required by applicable law or the listing requirements of an applicable stock exchange or registered securities association.

General Information

            Plan Administration. The Plan will be administered by the Compensation Committee of Rentrak's board of directors (the "Committee"), unless the board appoints a different committee to administer the Plan. The Committee will establish the terms and conditions of awards granted under the Plan, subject to limitations set forth in the Plan. The Committee may delegate to an Option Committee made up of one or more directors, who may also be officers or other employees of Rentrak, certain authority under the Plan, including the authority to grant awards to eligible employees who are not subject to stock ownership reporting requirements under Section 16(a) of the Exchange Act.

            Eligible Participants. The Plan provides for the grant of stock options and other stock-based awards to Rentrak's officers, other key employees, and non-employee directors of Rentrak or one of its subsidiaries. Outside consultants or advisers who provide services to Rentrak or a subsidiary, other than services of a capital-raising nature, are also eligible to receive awards under the Plan. No awards have been allocated or granted under the Plan as of the date of this proxy statement. At June 15, 2005, approximately 215 employees and five non-employee directors were considered eligible to participate in the Plan. Unlike the Equity Plan, the Plan does not provide for automatic annual grants of nonqualified stock options to non-employee directors; awards to non-employee directors under the Plan will be made in the Committee's sole discretion.

            Shares Available for Grant. Up to a total of 1,000,000 shares of Rentrak's common stock, plus a number of shares equal to the shares covered by outstanding options under the Prior Plans that are cancelled, terminate, or otherwise expire without being exercised, may be issued to eligible participants in the Plan.

            If there is a stock split, stock dividend or other relevant change affecting Rentrak's shares, the Committee, in its sole discretion, may make appropriate adjustments in the number of shares that may be issued in the future and in the number of shares and exercise or base price of all awards then outstanding. Options or SARs granted under the Plan to a single individual in any fiscal year may cover up to a total of 200,000 shares.

            If all or a portion of an award granted under the Plan is cancelled, terminates or otherwise expires without being exercised or shares being issued, the shares covered by that award or applicable portion will become available for future awards. In addition, shares subject to an award that is paid in cash or exchanged for another award may be used for future awards under the Plan. Shares will not be added back to the Plan if a participant pays the exercise price of an award or his or her tax withholding obligations by delivering shares of Rentrak common stock he or she already owns, by surrendering other outstanding vested awards under the Plan, or by reducing the number of shares otherwise vested under the award.

Types of Awards

            The types of awards that may be granted by the Committee under the Plan include:

            Options. Options to purchase Rentrak common stock may be incentive stock options ("ISOs") meeting the requirements of Section 422 of the Code, or nonqualified options which are not eligible for such tax-favored treatment. ISOs may be granted only to employees of Rentrak or one of its subsidiaries. The Plan does not specify a maximum term for nonqualified options, but under current law ISOs must expire not more than ten years from the date of grant. For all options, the exercise price per share must be not less than 100% of the fair market value of a share of Rentrak common stock on the date the option is granted. The award agreement relating to an option may, in the Committee's discretion, provide that if an option is exercised using shares already owned by the participant in payment of the exercise price, the recipient will automatically be granted a replacement option (a "reload option") for a number of shares equal to the number (or a portion of the number) of shares surrendered with an exercise price equal to the fair market value of Rentrak common stock on the date of grant.

            Stock Appreciation Rights ("SARs"). A recipient of SARs will receive upon exercise an amount equal to the excess (or specified portion thereof) of the fair market value of a share of Rentrak common stock on the date of exercise over the base price, multiplied by the number of shares as to which the rights are exercised. The base price will be designated by the Committee in the award agreement and must be equal to or greater than the fair market value of a share of Rentrak common stock on the date of grant. Payment may be in cash, in shares of common stock, or in any other form approved by the Committee, provided that payment may be made in a form other than shares of common stock only if the Committee determines that such form of payment will comply with the requirements of Section 409A of the Code relating to deferred compensation. SARs may be granted in connection with options or other awards or may be granted as independent awards.

            Restricted Awards. Restricted awards may take the form of restricted shares or restricted stock units. Restricted shares are shares of Rentrak common stock that are subject to such limitations as the Committee deems appropriate, including restrictions on sale or transfer. Restricted shares may be subject to forfeiture in the event the recipient terminates employment or service as a director or consultant during a specified period. Stock certificates representing restricted shares are issued in the name of the recipient but are held by Rentrak until the expiration of any restrictions. From the date of issuance of restricted shares, the recipient is entitled to the rights of a shareholder with respect to such shares, including voting and dividend rights.

            Restricted stock units are awards of units equivalent in value to a share of Rentrak common stock, which similarly may be subject to forfeiture if the recipient terminates employment or service as a director or consultant during a specified period. At the expiration of such period, payment is made with respect to restricted stock units in an amount equal to the value of the number of shares covered by the units. Payment may be in cash or unrestricted shares of Rentrak common stock or in any other form approved by the Committee. The Committee will establish the terms and conditions of restricted stock units so that they will comply with the requirements of Section 409A of the Code.

            Performance Awards. Performance awards are granted in units equivalent in value to a share of Rentrak common stock. A performance award is subject to forfeiture if or to the extent the recipient fails to meet certain performance goals during a designated performance cycle. Performance awards earned by attaining performance goals are paid at the end of a performance cycle in cash or shares of Rentrak common stock or in any other form approved by the Committee.

            In the case of performance awards granted to executive officers, the Committee, in its sole discretion, may impose performance goals relating to corporate performance, business unit performance, or a combination of both, in order to qualify the awards as performance-based compensation under Section 162(m) of the Code. Such corporate performance goals will be based on financial performance goals related to the performance of Rentrak as a whole, and may include one or more measures related to earnings, profitability, efficiency, or return to shareholders, such as earnings per share, operating profits, stock price, or costs of production. Business unit performance goals will be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introducing products, constructing facilities, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenues, earnings, profitability, efficiency, operating profit, or costs of production. Any corporate or business unit goals may be expressed as absolute amounts or as ratios or percentages. Success in achieving such goals may be measured against various standards, including budget targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups. Approval of the Plan by the shareholders at the Annual Meeting will constitute approval of the foregoing performance goals under Section 162(m) of the Code, if required.

            Other Stock-Based Awards. The Committee may grant other awards that involve payments or grants of shares of Rentrak common stock or are measured by or in relation to shares of common stock. The Plan provides flexibility to design new types of stock-based or stock-related awards to attract and retain employees, directors and consultants in a competitive environment.

Adjustments for Changes in Capitalization; Change in Control

            In the event of a change in capitalization, the Committee may make such proportionate adjustments in the aggregate number of shares for which awards may be granted under the Plan, the maximum number of shares that may be awarded to any participant, and the number of shares covered by, and the exercise or base price of, any outstanding awards, as the Committee in its sole discretion deems appropriate.

            The Committee, in its discretion, may provide in any award agreement for acceleration of vesting of the award if a change in control (as defined in the award agreement or, if not so defined, as defined in the Plan) of Rentrak occurs. An award agreement may also include provisions to deal with outstanding awards in the event of a significant corporate transaction involving Rentrak, such as a merger, sale of substantially all of Rentrak's assets, or dissolution or liquidation of Rentrak.

Duration, Termination and Amendment of the Plan

            The Plan will remain in effect until awards have been granted covering all available shares under the Plan or the Plan is otherwise terminated by the board of directors. The board may terminate the Plan at any time, but any such termination will not affect any outstanding awards. The board may also amend the Plan from time to time, provided that no amendment may be made without shareholder approval if such approval is required by applicable rules and regulations of a stock exchange or registered securities association.

New Plan Benefits

            No   determinations   regarding   awards  to  be  made  to  eligible
participants under the Plan have been made as of the date of this proxy statement.

Federal Income Tax Consequences of Awards

            The  following  discussion   summarizes  the  principal  anticipated
federal income tax consequences of grants of awards under the Plan to participants and to Rentrak.

            Tax Consequences to Participants

            Incentive Stock Options. ISOs granted under the Plan are intended to meet the requirements of Section 422 of the Code. No taxable income results to a participant upon the grant of an ISO or upon the issuance of shares when the ISO is exercised. The amount realized on the sale or taxable exchange of such shares in excess of the exercise price will be considered a capital gain and any loss will be a capital loss, except that if the sale or exchange occurs within one year after exercise of the ISO or two years after grant of the ISO, the participant will recognize compensation taxable at ordinary income tax rates measured by the amount by which either (a) the fair market value on the date of exercise or (b) the amount realized on the sale of the shares, whichever is less, exceeds the exercise price. For purposes of determining alternative minimum taxable income, an ISO is treated as a nonqualified option.

            Nonqualified Options. No taxable income is recognized upon the grant of a nonqualified option. In connection with the exercise of a nonqualified option, a participant will generally realize ordinary compensation income (self-employment income for non-employee directors) measured by the difference between the fair market value of the shares acquired on the date of exercise and the exercise price. The participant's cost basis in the acquired shares is the fair market value of the shares on the exercise date. Any gain upon sale of the shares is capital gain and any loss will be a capital loss.

            Payment of Exercise Price in Shares. The Committee may permit participants to pay all or a portion of the exercise price of an option using previously-acquired shares of Rentrak common stock. If an option is exercised and payment is made in previously held shares, there is no taxable gain or loss to the participant other than any gain recognized as a result of exercise of the option, as described above.

            Stock Appreciation Rights. The grant of a SAR to a participant will not cause the recognition of income by the participant. Upon exercise of a SAR, the participant will recognize ordinary income equal to the amount of cash payable to the participant plus the fair market value of any shares delivered to the participant.

            Restricted Awards and Performance Awards. In the case of restricted awards and performance awards, in general, a participant will not recognize any income upon issuance of an award. Generally, the participant will be required to recognize ordinary compensation income at the date or dates, if any, that shares vest in an amount equal to the value of such shares plus any cash received at the date of vesting.

            Tax Consequences to Rentrak

            To the extent participants qualify for capital gains treatment with respect to the sale of shares acquired pursuant to exercise of an ISO, Rentrak will not be entitled to any tax deduction in connection with ISOs. In all other cases, Rentrak will be entitled to receive a federal income tax deduction at the same time and in the same amount as the amount which is taxable to participants as ordinary income with respect to awards.

            The information in this proxy statement concerning federal income tax consequences is intended only for the general information of shareholders. Participants in the Plan should consult their own tax advisers, as federal income tax consequences may depend on the particular terms of individual awards and the specific circumstances of individual participants.

Board Recommendation and Vote Required

            The board of directors recommends a vote for approval of the Plan. If a quorum is present at the Annual Meeting, the Plan will be approved upon the affirmative vote of a majority of the total votes cast upon the proposal at the meeting. Abstentions and shares represented by duly executed and returned proxies of brokers or other nominees which are expressly not voted on Proposal 2 will have no effect on the required vote.

                      COMMITTEES AND MEETINGS OF THE BOARD

      The board of directors has established several standing committees, including an Audit Committee, a Compensation Committee, a Finance Committee, and a Nominating and Governance Committee. During the fiscal year ended March 31, 2005, the board of directors held six meetings. Each director attended at least 75% of the total number of meetings held by the board of directors and the board committees on which he or she served during fiscal 2005.

      The board of directors has adopted corporate governance guidelines, which state that directors are expected to attend all meetings of the board of directors, including our annual meetings of shareholders. All directors attended the annual meeting held in August 2004.

Audit Committee

      The Audit Committee's activities are governed by a formal written charter revised by the board of directors on June 25, 2004. A copy of the Audit Committee charter is available on Rentrak's website under "Investor Relations" at www.rentrak.com. The Audit Committee held six meetings during the fiscal year ended March 31, 2005.

      The Audit Committee is currently comprised of Mr. Andrus (Chair), Mr. Shaw and Mr. Stoddard, each of whom meets the financial literacy and independence requirements for audit committee membership specified in the Nasdaq listing standards. The board of directors has determined that Mr. Shaw is qualified to be an "audit committee financial expert" as defined in the rules of the Securities and Exchange Commission (the "SEC").

      The Audit Committee makes decisions regarding the engagement or discharge of Rentrak's independent auditors, reviews and pre-approves audit and legally-permitted non-audit services provided by the independent auditors, and oversees the integrity of Rentrak's financial statements and other financial information, its systems of internal accounting and financial controls, and the independence and performance of Rentrak's independent auditors. The Audit
Committee is also responsible for establishing procedures for the receipt and handling of complaints about accounting and auditing matters and for reviewing potential conflicts of interest and reports of ethical violations regarding Rentrak's directors, officers and employees.

Compensation Committee

      The Compensation Committee is currently comprised of Ms. Allen (Chair), Mr. Andrus and Mr. Shaw. The Compensation Committee is responsible for approving and evaluating Rentrak's director and officer compensation plans, policies and programs, evaluating the performance of Rentrak's management, and making compensation decisions regarding Rentrak's executive employees. During the fiscal year ended March 31, 2005, the Compensation Committee held two meetings. James G. Petcoff served on the Compensation Committee until his retirement from the board of directors as of the annual meeting held in August 2004, following which Ms. Allen and Mr. Shaw joined the Committee.

Nominating and Governance Committee

      The Nominating and Governance Committee (the "Nominating Committee") is comprised of Mr. Kuper as Chair and Ms. Allen and Mr. Andrus as its two other members. The board of directors has determined that each of these directors is independent as defined in Rule 4200(a)(15) of the Nasdaq listing standards. The Nominating Committee is governed by a written charter approved by the board of directors on June 25, 2004. The charter is available on Rentrak's website under "Investor Relations" at www.rentrak.com. The Nominating Committee held two meetings during the fiscal year ended March 31, 2005.

      The Nominating Committee is responsible for identifying individuals qualified to become directors of Rentrak and recommending to the board of directors candidates for election and for recommending individuals to serve on each board committee. It is also responsible for developing for board approval a set of corporate governance guidelines addressing board organizational issues, committee structure and membership, and succession planning for Rentrak's chief executive officer position.

      The Nominating Committee has not adopted any specific, minimum qualifications for director candidates. In evaluating potential director nominees, the Nominating Committee will take into account all factors that it considers appropriate, including strength of character, maturity of judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoints, industry knowledge, and the highest personal and professional ethics, integrity and sound business judgment.

      In determining whether to recommend nomination of current directors for re-election, the Nominating Committee will perform periodic evaluations of individual directors. Non-employee directors are generally expected to retire upon reaching age 75 or completing ten years of service, whichever is later. Directors who are also employees will generally be expected to resign upon termination of employment, although the board of directors may make an exception to this policy for a former chief executive officer if it believes it to be in the best interests of Rentrak.

      When the Nominating Committee is required to identify new director candidates, because of a vacancy or a desire to expand the board, the Nominating Committee will poll current directors for suggested candidates. The Nominating Committee has not hired a third-party search firm to date, but has the authority to do so if it deems such action to be appropriate. Once potential candidates are identified, the Nominating Committee will conduct interviews with the candidates and perform such investigations into the candidates' background as the Nominating Committee deems appropriate.

      The Nominating Committee will consider director candidates suggested by shareholders for nomination by the board of directors. Shareholders wishing to suggest a candidate to the Nominating Committee should do so by sending the candidate's name, biographical information, and qualifications to: Chair of Nominating Committee, in care of Mark L. Thoenes, Senior Vice President, Chief Financial Officer and Secretary, Rentrak Corporation, P.O. Box 18888, Portland, Oregon 97218-0888. Candidates suggested by shareholders will be evaluated by the same criteria and process as candidates from other sources.

Finance Committee

      The Finance Committee is comprised of Mr. Shaw (Chair) and Messrs. Kuper and Rosenbaum. It is responsible for evaluating strategic financial issues facing Rentrak. During the fiscal year ended March 31, 2005, the Finance Committee met three times.

                                 CODE OF ETHICS

      Rentrak has adopted a Code of Ethics for Senior Financial Officers ("Code of Ethics"), which is applicable to its chief executive officer, president, principal financial officer, and principal accounting officer. The Code of Ethics focuses on honest and ethical conduct, the adequacy of disclosure in Rentrak's financial reports, and compliance with applicable laws and regulations. The Code of Ethics is included as part of our Code of Business Conduct approved by the board of directors, which is generally applicable to all directors, officers, and employees of Rentrak. The Code of Business Conduct and Code of Ethics are available on Rentrak's website under "Investor Relations" at www.rentrak.com and are administered by the Audit Committee.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      Communications by shareholders to the board of directors should be sent to the attention of the Chair of the Nominating and Governance Committee, in care of Mark L. Thoenes, Senior Vice President, Chief Financial Officer and Secretary, Rentrak Corporation, P.O. Box 18888, Portland, Oregon 97218-0888. Such communications will be forwarded unopened to the individual occupying that position. The Chair of the Nominating Committee will be responsible for responding to or forwarding such communications as appropriate, including communications directed to individual directors or board committees. Communications will not be forwarded if the Chair of the Nominating and Governance Committee determines that they do not appear to be within the scope of the board's (or such other intended recipient's) responsibilities or are otherwise inappropriate or frivolous.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth as of June 24, 2005, certain information regarding the beneficial ownership of Rentrak common stock by (i) each person known to be the beneficial owner of 5% or more of Rentrak's outstanding shares of common stock, (ii) each director and nominee for election as a director of Rentrak, (iii) Rentrak's Chief Executive Officer, the next four most highly compensated executive officers who were employed by Rentrak at March 31, 2005, and a former officer included in the table under applicable SEC rules (the "Named Executive Officers"), and (iv) the present directors and executive officers of Rentrak as a group.

                                                   Shares Beneficially Owned
------------------------------------------   -----------------------------------
Name                                            Number (1)    Percentage (1)

Judith Allen                                               --           --
Cecil Andrus                                           46,000           *
F. Kim Cox                                            121,809          1.1%
Ron Giambra                                            10,000           *
Cathy Hetzel                                           20,000           *
George Kuper                                           47,500           *
Kenneth Papagan                                        68,800           *
Paul Rosenbaum                                        531,700          4.8%
Ralph Shaw                                             10,762(2)        *
Stanford Stoddard                                      89,650(3)        *
Amir Yazdani                                          195,790          1.8%

All Officers and Directors as a group (14 persons)  1,218,928         10.5%


Mark Cuban                                            605,300(4)       5.7%
  1445 Ross Avenue, Suite 3200
  Dallas, Texas 75202

Neil Gagnon                                           565,123(5)       5.4%
  1370 Avenue of the Americas, Suite 2002
  New York, New York 10019


* Less than one percent

(1) Unless otherwise indicated, each person has sole voting and dispositive power over the shares listed opposite his name. All percentages have been calculated based on 10,550,395 shares of Rentrak's common stock issued and outstanding as of June 24, 2005. In accordance with SEC regulations, the number of shares and percentage calculation with respect to each shareholder assumes the exercise of all outstanding options such shareholder holds and that can be exercised within 60 days after June 24, 2005, as follows: Cecil Andrus, 45,000 shares; F. Kim Cox, 96,428 shares; Ron Giambra, 10,000 shares; Cathy Hetzel, 20,000; George Kuper, 47,500 shares; Kenneth Papagan, 68,800 shares; Paul Rosenbaum, 450,000 shares; Stanford Stoddard, 10,000 shares; Amir Yazdani, 178,129 shares; and all executive officers and directors as a group, 1,027,294 shares.

(2)   Represents shares held by Mr. Shaw's wife.

(3) Includes 1,000 shares held by Mr. Stoddard as Trustee of the S.C. Stoddard CRAT and 38,500 shares held by Mr. Stoddard as Trustee of the S.C. Stoddard Trust.

(4) Mark Cuban filed a Schedule 13G reporting as of December 31, 2004, sole voting and dispositive power as to 605,300 shares.

(5) Neil Gagnon filed a Schedule 13G reporting as of December 31, 2004, sole voting power as to 207,191 shares, shared voting power as to 109,405 shares, sole dispositive power as to 179,946 shares, and shared dispositive power as to 385,177 shares.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Rentrak's directors and officers and persons who beneficially own more than 10% of the outstanding shares of Rentrak's common stock ("10% shareholders") to file with the SEC initial reports of beneficial ownership (Form 3s) and reports of changes in beneficial ownership (Forms 4 and 5) of such shares. To Rentrak's knowledge, based solely upon a review of the copies of Forms 3, 4, and 5 (and amendments thereto) furnished to Rentrak or otherwise in its files or publicly available, all of Rentrak's officers, directors, and 10% shareholders complied in a timely manner with all applicable Section 16(a) filing requirements during fiscal 2005 and the first three months of fiscal 2006, except as follows: Cecil Andrus, George Kuper, Paul Rosenbaum, Ralph Shaw, Stanford Stoddard, and Mark Thoenes, each with one late filing on Form 4 relating to one option grant; Judith G. Allen, one late filing on Form 4 relating to one option grant and one late filing on Form 3; Craig Berardi, one late filing on Form 4 relating to one option exercise and two stock sales; and Timothy Erwin, one late filing on Form 4 relating to one option exercise and five stock sales.

                               EXECUTIVE OFFICERS


      The names, ages, positions and backgrounds of Rentrak's present executive officers in addition to Paul Rosenbaum are as follows:

                        Position Current Position(s) with Rentrak and Background
Name               Age   Held
                         Since   Vice President,  Customer Relations.  Mr. Erwin
Timothy Erwin       36   2000    has been with  Rentrak  for over 15 years  and,
                                 prior  to his  promotion  in  June  2000,  held
                                 positions   including   Manager   of   Customer
                                 Services  and  Key  Accounts  and  Director  of
                                 Customer Relations.

Ron Giambra         43   2003    Senior Vice President,  Theatrical. Mr. Giambra
                                 joined  Rentrak  in  2001  as  Vice  President,
                                 Theatrical   and  now  serves  as  Senior  Vice
                                 President,  Theatrical,  since his promotion in
                                 early  2003.  Prior  to  joining  Rentrak,  Mr.
                                 Giambra held various management  positions with
                                 motion    picture    distribution    companies,
                                 including  Tribune  Media  from  2000 to  2001,
                                 Destination  Films in 1999 and  2000,  Polygram
                                 Film Entertainment from 1997 to 1999, and Orion
                                 Films from 1983 to 1997.

Marty Graham        47   2002    Chief  Operation  Officer,  PPT  Division.  Mr.
                                 Graham served as Senior Vice President,  Studio
                                 Relations  since May 2002 until he was promoted
                                 to  his  current   position  in  January  2005.
                                 Previously,   he   served   Rentrak   as   Vice
                                 President,  Product  Development  beginning  in
                                 1991. Mr. Graham joined Rentrak in October 1988
                                 as  Director of Product  Development.  Prior to
                                 joining  Rentrak,  Mr. Graham served as general
                                 manager  and   secretary/treasurer  of  Pacific
                                 Western Video Corporation.

Cathy Hetzel        54   2004    Senior Vice President, OnDemand Essentials. Ms.
                                 Hetzel joined Rentrak in March 2004,  following
                                 a   one-year   consulting   relationship   with
                                 Rentrak.   Previously,   she  was  senior  vice
                                 president,  business development at Concero, an
                                 interactive  television,   VOD  and  electronic
                                 commerce services  company,  beginning in March
                                 2000.  Prior  to  that,  she  was  senior  vice
                                 president of Digital Cable Radio Associates,  a
                                 partnership   of   several   music    recording
                                 companies and cable operators.

Kenneth Papagan     53   2002    Executive Vice President,  Business Development
                                 & Strategic Planning.  Prior to joining Rentrak
                                 in November 2002, Mr. Papagan held the position
                                 as president  for Delmar  Media.Net,  a digital
                                 media  consulting  services firm.  From 1997 to
                                 2001, Mr. Papagan held several positions at iXL
                                 Inc., an internet  consulting  firm,  including
                                 global   general   manager   of   one   of  the
                                 enterprise's practice groups, Digital Media and
                                 Broadband  Solutions.   Mr.  Papagan's  25-year
                                 career in media and entertainment includes having been an executive member of the launch teams of eight television networks including
                                 Qube,  Nickelodeon,  MTV, The Movie Channel, ON
                                 TV and The JCPenney Shopping Channel.

Christopher Roberts 37   2003    Senior Vice President,  Sales & Marketing.  Mr.
                                 Roberts was promoted to his present position in
                                 June 2003.  Prior to becoming  Vice  President,
                                 Sales in 1994,  which  position  he held  until
                                 2003,  Mr.   Roberts  was  Rentrak's   National
                                 Director of Sales, a position he held beginning in September 1992. Previously, Mr. Roberts worked as an account executive for Rentrak.
                                 Prior to that, he was an account executive for National Video.

Mark Thoenes        52    2003   Senior  Vice  President  and  Chief   Financial
                                 Officer.  From July 1, 2000,  to  December  31,
                                 2000,  Mr.  Thoenes  was  engaged as an outside
                                 consultant   to   serve  as   Rentrak's   Chief
                                 Financial  Officer.  He became Chief  Financial
                                 Officer  of  Rentrak on January 1, 2001 and was
                                 promoted to his present
                                 position   in  June  2003.   Prior  to  joining
                                 Rentrak,  Mr.  Thoenes worked in the healthcare
                                 industry  for 14  years  beginning  in  1996 in
                                 various  financial and  operational  management
                                 positions,  most  recently  as chief  operating
                                 officer for  Physician  Partners,  Inc.  and as
                                 chief   financial   officer   for   PhyCor   of
                                 Vancouver,  Inc.,  both health care  companies.
                                 Mr. Thoenes began his career serving as a CPA with the accounting firm Ernst & Young LLP.



Amir Yazdani      45      2001   Executive    Vice    President,     Information
                                 Technology and Chief Information  Officer.  Mr.
                                 Yazdani was promoted to his present position in
                                 July 2001.  Previously,  Mr.  Yazdani  was Vice
                                 President,  Management  Information  Systems of
                                 Rentrak's former subsidiary 3PF.COM, Inc., from
                                 1999  to  June   2001   and   Vice   President,
                                 Management  Information Systems of Rentrak from
                                 1993 to 1999.

                             EXECUTIVE COMPENSATION

      The following table sets forth all compensation paid by Rentrak to the Named Executive Officers during the fiscal years ended March 31, 2005, 2004 and 2003.



                                 Summary Compensation Table

                                                                    Long-Term
                                         Annual Compensation      Compensation
                                         -------------------      ------------
                                                                     Awards
                                                                  ------------
                                                                    Securities
                                 Fiscal Year                       All Other       All Other
                                   Ended       Salary     Bonus    Options/SARs   Compensation
Name and Principal Position (1)   March 31,      ($)       ($)          (#)         ($)(2)
-------------------------------  -----------  --------   -------  -------------   ------------

Paul Rosenbaum                     2005       $450,000   $    --       75,000       $1,500
Chairman, President and Chief      2004        459,038        --       50,000        1,500
Executive Officer                  2003        450,000    50,000      100,000        1,500

F. Kim Cox  (3)                    2005        272,917        --           --        9,963
President and Secretary            2004        252,733        --           --        5,303
                                   2003        257,361        --           --        5,187

Ron Giambra                        2005        240,000        --           --           --
Senior Vice President, Theatrical  2004        223,852        --       20,000           --
                                   2003        144,833     7,500       10,000           --

Cathy Hetzel (4)                   2005        219,168    54,667           --           --
Senior Vice President,             2004             --    22,000       20,000           --
OnDemand Essentials

Kenneth Papagan                    2005        250,000    42,500           --        1,500
Executive Vice President,          2004        175,314    60,000       50,000           --
Business Development and           2003         75,000        --       75,000           --
Strategic Planning

Amir Yazdani                       2005        218,000    42,500           --        3,195
Executive Vice President and       2004        218,210        --       10,000        3,094
Chief Information Officer          2003        212,234    26,000       60,000        2,983


(1)   Reflects principal position as of March 31, 2005.

(2) Amounts disclosed in this column reflect matching contributions during fiscal 2005 in the amount of $1,500 to each of Messrs. Rosenbaum, Cox, Papagan and Yazdani under Rentrak's 401(k) plan. Rentrak also made payments with respect to a supplemental life insurance and long-term disability plan for Mr. Cox in the amount of $3,899 and for Mr. Yazdani in the amount of $1,695 during fiscal 2005. Amounts paid to Mr. Cox also include $4,564 paid for accrued vacation and medical, dental, life, and disability insurance premiums through March 31, 2005 under his separation agreement dated January 25, 2005.

(3)   Mr. Cox resigned his position as President and Secretary in January 2005.

(4)   Ms. Hetzel joined Rentrak in March 2004.

Stock Option Grants

      The following table sets forth information concerning stock option grants to each of the Named Executive Officers during the fiscal year ended March 31, 2005. Rentrak did not grant any stock appreciation rights to executive officers during the fiscal year.



                        Option Grants in Last Fiscal Year

                                                                           Potential realizable value
                                                                             at assumed annual rates
                                                                           of stock price appreciation
                         Individual grants (1)                                  for option term (2)
------------------------------------------------------------------------------------------------------
                      Number of    % of Total
                      Securities     Options
                      Underlying    Granted to
                       Options     Employees in   Exercise    Expiration
Name                   Granted     Fiscal Year     Price         Date               5%($)       10%($)

------------------------------------------------------------------------------------------------------
Paul Rosenbaum         75,000(3)     53.57%      $ 10.50(4)     2/9/2012     $217,572     $480,777

F. Kim Cox                 --           --            --              --           --           --

Ron Giambra                --           --            --              --           --           --

Cathy Hetzel               --           --            --              --           --           --

Kenneth Papagan            --           --            --              --           --           --

Amir Yazdani               --           --            --              --           --           --



(1) Options granted include both incentive stock options and nonqualified stock options.
(2) These calculations are based on certain assumed annual rates of appreciation as required by SEC rules governing the disclosure of executive compensation. Under these rules, an assumption is made that the market price of the shares underlying the stock options shown in this table could appreciate at rates of 5% and 10% per annum on a compounded basis over the five or ten-year term of the stock options. Actual gains, if any, on stock option exercises are dependent on the future performance of the common stock of Rentrak and overall market conditions. There can be no assurance that the gains reflected in this table will be achieved.
(3) Option vests in four equal annual installments.
(4) The exercise price per share is equal to the closing sales price on the date of grant.

Stock Option Exercises

      The following table sets forth certain information concerning stock option exercises by each of the Named Executive Officers during the fiscal year ended March 31, 2005, and the value of in-the-money options (e.g., options as to which the market value of Rentrak common stock exceeds the exercise price of the options) held by such individuals on March 31, 2005. The value of in-the-money options is based on the difference between the exercise price of such options and the closing price of Rentrak common stock on March 31, 2005, which was $11.08 per share. Unless otherwise indicated, the options listed below are for Rentrak common stock.



                             Aggregated Option Exercises in Fiscal 2005

                                 and Fiscal Year-End Option Values



                                       Number of Securities              Value of Unexercised In-the-
                                      Underlying Unexercised                Money Options at Fiscal
                                   Options at Fiscal Year End (#)                 Year End ($)
                                   ------------------------------        ----------------------------
                   Shares
                 Acquired on     Value
    Name        Exercise (#)   Realized ($)     Exercisable   Unexercisable   Exercisable   Unexercisable
-----------------------------  ------------     -----------   -------------   -----------   -------------

Paul Rosenbaum         --    $       --           450,000       75,000        $ 3,134,500   $   43,500

F. Kim Cox        242,593     1,375,767            96,428           --            575,623           --

Ron Giambra        10,000        57,450             5,000       15,000             20,950       62,850

Cathy Hetzel           --            --            20,000           --             20,600           --

Kenneth Papagan    18,700        99,746            68,800       37,500            206,804      228,000

Amir Yazdani       49,510       333,872           160,629       37,500          1,138,478      189,825


Equity Compensation Plan Information

      The following table sets forth additional information as of March 31, 2005, about shares of Rentrak common stock that may be issued upon the exercise of options, warrants, and other rights under existing equity compensation plans and arrangements, divided between plans approved by Rentrak's shareholders and plans or arrangements not submitted to the shareholders for approval. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options, warrants, and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

      The table does not reflect shares that may become issuable under the 2005 Stock Incentive Plan if it is approved at the Annual Meeting. If the plan is approved, no additional grants will be made under the 1997 Equity Participation Plan or the 1997 Non-Officer Employee Stock Option Plan, but shares subject to awards outstanding under those plans that expire without exercise will become available for new grants under the new plan. See "Proposal 2--Approval of 2005 Stock Incentive Plan" above.


                                                                                   Number of Securities
                                                                                  Remaining Available for
                       Number of Securities to be     Weighted-Average             Future Issuance Under
                         Issued Upon Exercise of     Exercise Price of              Equity Compensation
                          Outstanding Options,      Outstanding Options,          Plans (excluding securities
Plan Category             Warrants, and Rights      Warrants, and Rights          reflected in column (a))
-------------                        -------------------     --------------     -------------------
                                 (a)                       (b)                             (c)
Equity compensation plans     1,456,435                   $5.68                          122,488
approved by shareholders (1)


Equity compensation plans       144,558                   $5.07                          355,579
or arrangements not             -------                   -----                          -------
approved by shareholders (2)


      Total                   1,600,993                   $5.62                          478,067
                              =========                   =====                          =======


(1) Equity compensation plans approved by shareholders include the 1986 Second Amended and Restated Stock Option Plan, as amended, and the 1997 Equity Participation Plan, as amended.

(2) Equity compensation plans or arrangements approved by Rentrak's board of directors but not submitted for shareholder approval include (a) the 1997 Non-Officer Employee Stock Option Plan and (b) warrants to purchase 30,000 shares of Common Stock with a purchase price of $7.50 per share and an expiration date of May 16, 2009, issued to an investment banking firm as partial consideration for financial advisory services in connection with strategic opportunities or financing transactions of potential interest to Rentrak.

      The 1997 Non-Officer Employee Stock Option Plan provides for the issuance of up to 800,000 shares of Common Stock pursuant to nonstatutory options granted to employees or consultants of Rentrak who are not officers or directors of Rentrak. The Compensation Committee determines the terms of each option grant, including the numbers of shares covered, the exercise price, the expiration date, and provisions regarding vesting and exercisability following termination of employment.

Compensation of Directors

      Each non-employee director of Rentrak Corporation ("Rentrak") receives an annual retainer of $20,000; non-employee directors who serve on the Audit Committee receive an additional retainer of $2,500. Non-employee directors are also paid $500 for each board meeting they attend in person or by telephone conference call. Each director who serves on a board committee is paid $500 for attending each in-person or telephone conference committee meeting. Rentrak also reimburses directors for their travel expenses for each meeting attended in person.

      Under Rentrak's 1997 Equity Participation Plan, each non-employee director receives an automatic grant, at the beginning of each fiscal year, of a stock option exercisable for 10 years, subject to earlier termination if the director ceases to be a director. The option entitles the director to purchase 10,000 shares of Rentrak common stock at a purchase price equal to the fair market value of Rentrak's stock on the date of grant and becomes exercisable in full one year after the date of grant. Each chair of a board committee simultaneously receives an option to purchase an additional 2,500 shares on the same terms. Accordingly, on April 1, 2004, Mr. Andrus received an option for 12,500 shares and Messrs. Kuper and Stoddard each received an option for 10,000 shares. Each of these options were granted at an exercise price of $9.00 per share and became exercisable in full one year after the date of grant. On November 8, 2004, Ms. Allen and Mr. Shaw each received a discretionary grant of an option for 5,000 shares at an exercise price of $10.13 per share exercisable in full one year after grant.

      If the 2005 Stock Incentive Plan is adopted, automatic option grants to non-employee directors will cease and stock awards to non-employee directors will be made in the discretion of the Compensation Committee.

Employment  Contracts  and  Termination  of  Employment  and   Change-In-Control
Arrangements

      PAUL ROSENBAUM. Rentrak entered into an employment agreement effective October 1, 2001, with Mr. Rosenbaum relating to his employment as Chairman and Chief Executive Officer. The agreement has been extended pursuant to annual renewal provisions to September 30, 2006. In the event of a change in control of Rentrak, the term of the agreement will be automatically extended to December 31 of the third calendar year following the year in which the change in control occurs. A change in control includes (1) the acquisition by a person or group of beneficial ownership of 25% or more of the combined voting power of Rentrak's then outstanding capital stock, (2) the election of directors a majority of whom are not individuals nominated by Rentrak's then incumbent directors, and (3) the approval by Rentrak's shareholders of a plan of complete liquidation, a sale of substantially all of Rentrak's assets, or a merger or similar transaction other than a transaction in which Rentrak's shareholders continue to hold at least 75% of the combined voting power of the voting securities of the surviving entity immediately following the transaction, in each case unless the event otherwise constituting a change in control has been approved by two-thirds of Rentrak's directors then in office. The agreement with Mr. Rosenbaum provides for an annual base salary of $450,000, subject to annual review by the board of directors in its sole discretion as to whether to increase (but not decrease) his base salary level. The agreement also provides for the lease of an automobile for use by Mr. Rosenbaum and for employee benefits available to officers and other management employees generally. Upon termination of Mr. Rosenbaum's employment by reason of death, his estate will be entitled to a lump sum payment of $500,000 less any amounts payable under any life insurance policies purchased by Rentrak for the benefit of Mr. Rosenbaum's dependents. Upon termination of Mr. Rosenbaum's employment by Rentrak without cause or by Mr. Rosenbaum with good reason before a change in control of Rentrak occurs, Mr. Rosenbaum will be entitled to an additional 12 months' salary and benefits as long as Mr. Rosenbaum does not compete with Rentrak during that 12-month period. Cause is defined as a material breach of the agreement by Mr. Rosenbaum, his failure to comply with Rentrak's general policies or standards or to perform any job duties, a felony conviction or plea of no contest, or any act by Mr. Rosenbaum constituting fraud, dishonesty involving Rentrak, or in competition with or materially detrimental to Rentrak. Good reason is defined as Rentrak's failure to comply with the agreement or an act or failure to act by Rentrak that constitutes a substantial adverse change in Mr. Rosenbaum's position or responsibilities or a reduction in his base salary. Upon termination without cause or for good reason following a change in control and during the term of the agreement, Mr. Rosenbaum will be entitled to a lump sum payment equal to three times his annual base salary plus continuation of benefits for three years, subject to reduction to the extent that Mr. Rosenbaum's after-tax benefit would be larger as a result of the excise tax on excess parachute payments. No severance benefits are payable if Mr. Rosenbaum's employment is terminated by Rentrak for cause or voluntarily by Mr. Rosenbaum other than for good reason.

      RON GIAMBRA. In July 2002, Rentrak entered into an employment agreement with Mr. Giambra that provides for his employment as Senior Vice President, Theatrical. As amended, the agreement will expire June 30, 2007. If a change in control of Rentrak occurs during the term of the agreement, the term will be extended to two years following the change in control. A change in control is defined as described above with respect to Mr. Rosenbaum's employment agreement, except that the exception for events approved by Rentrak's board of directors does not apply, the beneficial ownership threshold is 50% rather than 25%, and the sale of Rentrak's theatrical division to a third party also constitutes a change in control, while a change in a majority of Rentrak's directors does not. Mr. Giambra's agreement provides for an initial annual base salary of $135,000, subject to review for increase each fiscal year by the Compensation Committee. If Mr. Giambra dies, becomes disabled, or terminates his employment voluntarily other than for good reason (as defined), he or his estate will be entitled to accrued salary and other earned compensation through the date of termination and other employee benefits then in effect, plus, in the case of death or disability, accrued bonus for the prior fiscal year to the extent not paid. If his employment is terminated before a change in control of Rentrak occurs, by Rentrak without cause or by Mr. Giambra for good reason, in addition to the compensation payable as described in the preceding sentence upon death or disability, he will be entitled to severance payments equal to his monthly base salary for either 24 months payable in installments or 18 months' base salary payable in a lump sum, at Mr. Giambra's election. Severance payments are conditioned upon Mr. Giambra's execution of a general release of claims against Rentrak. Cause is defined as the commission of an act of fraud, embezzlement, or theft constituting a felony or commission of an act (or failure to act) that is intentionally against Rentrak's interests and causes Rentrak material injury, in each case as determined by the board of  directors  after  60  days'  prior  written  notice  to Mr.  Giambra  of the circumstances believed to constitute cause and an opportunity to make a presentation on his behalf to the board accompanied by legal counsel. Good reason is defined as any reduction in base salary, benefits, severance compensation, the circumstances under which severance would be payable, or Mr. Giambra's right to participate in Rentrak's bonus programs or stock-based compensation plans, or any diminution in his title, position or responsibilities. If Mr. Giambra's employment is terminated at any time within two years after a change in control of Rentrak occurs, either without cause or for good reason, he will be entitled to a lump sum payment equal to 2.99 times his annual base salary, subject to reduction at Mr. Giambra's election to the extent that his after-tax benefit would be larger as a result of the excise tax on excess parachute payments.

      CATHY HETZEL. Ms. Hetzel entered into an employment agreement with Rentrak as of March 17, 2004, providing for her employment as Senior Vice President, OnDemand Essentials. The agreement expires February 28, 2007. Ms. Hetzel's agreement provides for an annual base salary of $220,000, subject to annual review each fiscal year for increase by the Compensation Committee. Ms. Hetzel was also entitled to incentive bonuses upon the attainment of specified performance goals for each of the first two calendar quarters of 2004 and in a discretionary amount as determined by the Compensation Committee for the last six months of 2004, but not less than $22,000. For calendar 2005, Ms. Hetzel will be eligible for an incentive bonus based upon mutually agreed performance measures in a targeted amount equal to 40% of her base salary. If Ms. Hetzel dies or becomes disabled (as defined), she or her estate will be entitled to accrued salary and other earned compensation through the date of termination, plus a pro rated portion of her target bonus amount, and other employee benefits then in effect. If Ms. Hetzel's employment is terminated before a change in control of Rentrak occurs, by Rentrak without cause or by Ms. Hetzel for good reason, in addition to the compensation payable as described in the preceding sentence, she will be entitled to severance payments equal to her monthly base salary for the lesser of 24 months or the number of full calendar months remaining in the term. Severance payments are conditioned upon Ms. Hetzel's execution of a general release of claims against Rentrak. Severance payable to Ms. Hetzel will also be reduced by amounts received from a new employer during the severance period. The definition of cause in Ms. Hetzel's agreement is similar to the definition in Mr. Rosenbaum's agreement. The circumstances constituting good reason are also similar. If Ms. Hetzel's employment is terminated during the term of the agreement and after a change in control of Rentrak occurs, either without cause or for good reason, she will be entitled to a lump sum payment equal to two times her annual base salary plus her total bonus compensation for the most recent fiscal year ended prior to the change in control, together with continuation of benefits for two years, subject to reduction to the extent that her after-tax benefit would be larger as a result of the excise tax on excess parachute payments. A change in control is defined as described above with respect to Mr. Rosenbaum's employment agreement, except that the exception for events approved by Rentrak's board of directors does not apply. No severance benefits are payable if Ms. Hetzel's employment is terminated by Rentrak for cause or voluntarily by Ms. Hetzel other than for good reason.

      KENNETH PAPAGAN. Mr. Papagan entered into an amended and restated employment agreement with Rentrak as of January 1, 2004, providing for his continued employment as Executive Vice President, Business Development and Strategic Planning. The agreement has an initial term expiring December 31, 2006, subject to automatic extension for two additional years unless Rentrak gives notice of nonrenewal by June 30, 2006. Mr. Papagan's agreement provides for an annual base salary of $250,000, subject to review for increase each fiscal year by the Compensation Committee. Mr. Papagan was also entitled to incentive bonuses upon the attainment of specified performance goals for each of the first two calendar quarters of 2004 and in a discretionary amount as determined by the Compensation Committee for the last six months of 2004, but not less than $30,000. For calendar 2005, Mr. Papagan will be eligible for an incentive bonus based upon mutually agreed performance measures in a targeted amount equal to 45% of his base salary. If Mr. Papagan dies or becomes disabled (as defined), he or his estate will be entitled to accrued salary and other earned compensation through the date of termination, a lump sum payment equal to 50% of his annual base salary plus a pro rated portion of his target bonus amount, and other employee benefits then in effect. If Mr. Papagan's employment is terminated before a change in control of Rentrak occurs, by Rentrak without cause or by Mr. Papagan for good reason, in addition to the compensation payable as described in the preceding sentence, he will be entitled to severance payments equal to his monthly base salary for six months plus an additional number of months equal to the number of months remaining in the original term or the renewal term, if applicable. Severance payments are conditioned upon Mr. Papagan's execution of a general release of claims against Rentrak and will terminate if he breaches noncompete provisions in the agreement. Severance payable to Mr. Papagan will also be reduced by amounts received from a new employer during the severance period. The definition of cause in Mr. Papagan's agreement is similar to the definition in Mr. Rosenbaum's agreement. The circumstances constituting good reason are also similar, with the addition of the failure by Mr. Rosenbaum to continue to be Rentrak's Chief Executive Officer and the relocation of Rentrak's executive offices by more than 35 miles. If Mr. Papagan's employment is terminated during the term of the agreement and after a change in control of Rentrak occurs, either without cause or for good reason, he will be entitled to a lump sum payment equal to three times his annual base salary plus two times his total bonus compensation for the most recent fiscal year ended prior to the change in control, together with continuation of benefits for three years, subject to reduction to the extent that his after-tax benefit would be larger as a result of the excise tax on excess parachute payments. A change in control is defined as described above with respect to Mr. Rosenbaum's employment agreement, except that the exception for events approved by Rentrak's board of directors does not apply. No severance benefits are payable if Mr. Papagan's employment is terminated by Rentrak for cause or voluntarily by Mr. Papagan other than for good reason.

      AMIR YAZDANI. Effective July 1, 2001, Rentrak entered into an employment agreement with Mr. Yazdani providing for his employment as Rentrak's Chief Information Officer. The agreement will expire June 30, 2007, subject to automatic extension for one additional year unless notice of nonrenewal is given by either party by December 31, 2005. The agreement provides for an annual base salary of $206,636, subject to review for increase each fiscal year by the President or CEO. If Mr. Yazdani dies or becomes disabled (as defined), he or his estate will be entitled to accrued salary and other earned compensation through the date of termination, plus the accrued portion of his target bonus amount for that fiscal year, and other employee benefits then in effect. If Mr. Yazdani's employment is terminated before a change in control of Rentrak occurs, by Rentrak without cause or by Mr. Yazdani for good reason, in addition to the compensation payable as described in the preceding sentence, he will be entitled to severance payments equal to his monthly base salary for a period of one year following the date of termination. Severance payments are conditioned upon Mr. Yazdani's execution of a general release of claims against Rentrak. If Mr. Yazdani's employment is terminated by Rentrak other than for cause within two years after a change in control of Rentrak, he will be entitled to receive payments equal to his monthly base salary for a period of one year following the date of termination, subject to reduction to the extent that his after-tax benefit would be larger as a result of the excise tax on excess parachute payments. The terms "good reason" and "cause" have substantially the same meaning as in Mr. Giambra's employment agreement described above. A change in control is defined as described above with respect to Mr. Rosenbaum's employment agreement, except that the exception for events approved by Rentrak's board of directors does not apply.

      Consulting and Separation Arrangements with Former President

      In January 2005, Mr. Cox submitted his resignation as Rentrak's President and Secretary. Simultaneously, Rentrak entered into a consulting arrangement with Mr. Cox under which he agreed to provide up to 20 hours of consulting services per month in exchange for a monthly fee of $25,000. The consulting arrangement will terminate on March 31, 2007, unless terminated earlier by Rentrak for cause (including breach of noncompete and confidentiality obligations or material acts of dishonesty involving Rentrak) or by Mr. Cox for any reason. If Mr. Cox dies or becomes disabled prior to March 31, 2007, Rentrak will continue to pay monthly fees under the consulting arrangement until the earlier of March 31, 2007, or a specified portion of the remaining term. Mr. Cox agreed to receive the monthly payments described above in lieu of monthly and lump sum amounts payable to him upon termination of his employment under his employment agreement with Rentrak dated April 1, 2004. Rentrak will also pay the premiums for medical, dental, life, and disability insurance comparable to coverage provided to Mr. Cox while he was an employee through March 31, 2007, unless the consulting arrangement is terminated earlier for cause. Rentrak also provided accommodations to assist Mr. Cox in exercising a portion of his vested options to purchase shares of Rentrak common stock. The accommodations included the extension of a loan by Rentrak to Mr. Cox in the amount of $750,000 on February 2, 2005. The loan, which bore interest at the annual rate of 2.78%, was repaid in full with accrued interest of $5,198 on May 4, 2005. Sales of Mr. Cox's shares of Rentrak common stock on the open market are subject to weekly volume limits through the term of the consulting arrangement.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

      The "Report of the Compensation Committee on Executive Compensation" shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      The Compensation Committee of Rentrak is charged with determining the compensation of all executive officers of Rentrak. These decisions are based on Rentrak's executive compensation philosophy. This compensation philosophy has four primary principles: (i) linking executive compensation to the creation of sustainable increases in shareholder value; (ii) providing executive compensation rewards contingent upon organizational performance; (iii) differentiating compensation based on individual contribution; and (iv) encouraging the retention of an experienced management team.

      To implement this philosophy, executive compensation has been comprised of three primary components -- annual salary, performance bonuses and a long-term incentive program consisting of stock option grants. Ownership of shares of Rentrak's common stock by executives is encouraged and has formed a significant component of the total executive compensation package. In addition, competitive factors and Rentrak's ability to deduct compensation are considered in determining executive compensation.

                          Deductibility of Compensation

      In considering Rentrak's compensation structure, the Compensation Committee takes into consideration Section 162(m) of the Internal Revenue Code. This provision limits the deductibility of compensation in excess of $1 million paid to any of a company's five most highly-paid executive officers in a single tax year. Compensation that is "performance-based" or qualifies under certain other exceptions is excluded from the calculation. For example, stock options granted under Rentrak's 1997 Equity Participation Plan or, if approved by Rentrak's shareholders, its 2005 Stock Incentive Plan are structured to qualify as "performance-based compensation" under Section 162(m). Deductibility is, however, only one factor considered by the Compensation Committee in structuring executive compensation consistent with Rentrak's executive compensation philosophy.

                              Employment Agreements

      Rentrak has entered into employment agreements with several of its executive officers. Employment Agreements with current executive officers named in the Summary Compensation Table above are described in more detail above under "Executive Compensation--Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

                                  Annual Salary

      Base salary rates are generally established initially in each executive officer's employment agreement and are subject to annual review by the Compensation Committee. Factors considered by the Compensation Committee include the level of duties and responsibilities of each executive officer, the executive officer's experience and prior performance, and competitive factors in Rentrak's industry.

                               Performance Bonuses

      Rentrak has a discretionary bonus program pursuant to which performance bonuses are considered following the end of each fiscal year. Discretionary performance bonuses totaling $233,000 were awarded to eight executive officers under this program for services during fiscal 2005. In addition, two executive officers received bonuses of $60,000 and $44,000, respectively, in accordance with the terms of their employment agreements. One-half of these amounts were paid in connection with the attainment of specified performance goals for the first quarter of fiscal 2005 relating to new product development, and the other half represented minimum amounts to be paid under their agreements for services during the last six months of calendar 2004.

                       Long-Term Equity Incentive Program

      Stock option grants are used to motivate employees to focus on Rentrak's long-term performance, and Rentrak has long maintained stock option plans for key employees, including all executive officers. In some instances, stock options are granted as required by the terms of an officer's employment agreement. The size of each option grant is based upon such factors as the employee's duties, responsibilities, performance, experience and anticipated contribution to Rentrak.

      In fiscal 2005, Rentrak granted options to purchase a total of 82,500 shares of common stock to its executive officers, including the grant to Mr. Rosenbaum described below.

      In light of the importance of stock-based compensation to Rentrak's compensation structure, in June 2005 the Compensation Committee recommended for approval by the Board of Directors a new 2005 Stock Incentive Plan which is being submitted for shareholder approval. See "Proposal 2--Approval of 2005 Stock Incentive Plan" above for additional details regarding this new stock-based compensation plan.

Compensation of Paul A. Rosenbaum, Chairman, President, and Chief Executive Officer

      Effective October 2001, Rentrak entered into an employment agreement with Paul Rosenbaum which, as extended annually, has a current expiration of September 30, 2006. Mr. Rosenbaum's annual base salary for fiscal 2005 was $450,000, the rate in effect for fiscal 2003 and 2% below his annual salary level for fiscal 2004. The base salary rate was established based on Mr. Rosenbaum's prior work experience and expectations, compensation levels at companies of similar size and scope, and Rentrak's financial performance over the past two fiscal years. At Mr. Rosenbaum's request, he was not paid an incentive bonus for his services during fiscal 2005.

      In February 2005, the Compensation Committee approved the grant to Mr. Rosenbaum of a stock option for 75,000 shares with a seven-year term, vesting in four equal annual installments beginning one year after the date of grant, and an exercise price of $10.50 per share, which was equal to the fair market value of Rentrak's common stock on the date of grant. The Compensation Committee approved the option grant to Mr. Rosenbaum with the objective of aligning the economic interests of Rentrak's executive officers with the interests of shareholders, and in recognition of the views of the investment community that the shareholders' interests are generally best served when top management has a significant stake in the company's equity.


Submitted by the Compensation Committee of the Board of Directors:

Judith G. Allen (Committee Chair)
Cecil Andrus
Ralph R. Shaw


           COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF RENTRAK
                CORPORATION, NASDAQ MARKET INDEX, AND PEER GROUP

      The chart on the next page compares the five year cumulative total return on Rentrak's common stock with that of the NASDAQ Market index, and a group of peer companies selected by Rentrak. The chart assumes $100 was invested on March 31, 2000, in Rentrak's common stock, the NASDAQ Market index, and the peer group, and that any dividends were reinvested. The peer group is composed of the companies within the video distribution business as follows: Hastings Entertainment, Inc., Blockbuster, Inc., Hollywood Entertainment Corp., and Movie Gallery, Inc., the same companies included in Rentrak's 2004 proxy statement. Movie Gallery acquired Hollywood Entertainment in April 2005.

      The following chart shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                  Comparison of 5 Year Cumulative Total Return
                       Assumes Initial Investment of $100
                                   March 2005

                                [GRAPHIC OMITTED]


         Measurement Period                       NASDAQ     Rentrak-Selected
       (Fiscal Year Covered)   Rentrak Corp.   Market Index    Peer Group
       ---------------------   -------------   ------------    ----------

       Measurement PT - 3/31/00   $100.00        $100.00        $100.00
              3/31/01             $ 67.04        $ 40.34        $129.41
              3/31/02             $127.26        $ 40.59        $248.96
              3/31/03             $ 93.44        $ 29.64        $196.30
              3/30/04             $159.43        $ 44.27        $197.48
              3/31/05             $201.41        $ 44.65        $186.48

                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

      On February 2, 2005, following Mr. Cox's resignation as President and Secretary of Rentrak, Rentrak extended to Mr. Cox a loan in the amount of $750,000 to assist him in exercising a portion of his vested options to purchase Rentrak common stock. The loan, which bore interest at the annual rate of 2.78%, was repaid in full with accrued interest of $5,198 on May 4, 2005. See "Consulting and Separation Arrangements with Former President" above.

                          REPORT OF THE AUDIT COMMITTEE

      The "Report of the Audit Committee" shall not be deemed incorporated by reference by any general statement incorporating this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Rentrak specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

      In discharging its responsibilities, the Audit Committee and its individual members have met with management and Rentrak's independent auditors, Grant Thornton LLP, to review Rentrak's accounting functions and the audit process. The Audit Committee discussed and reviewed with Rentrak's independent auditors the audited financial statements for fiscal 2005 and all other matters that the independent auditors were required to communicate and discuss with the Audit Committee under applicable auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, regarding communications with audit committees. Audit Committee members also discussed and reviewed the results of the independent auditors' examination of the financial statements, management's assessment of the Company's system of disclosure controls and procedures, external financial reporting and internal control over financial reporting, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent auditors their independence.

      Based on its review and discussions with management and the independent auditors, the Audit Committee recommended to the board of directors that the audited financial statements for the fiscal year ended March 31, 2005, be included in Rentrak's Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:

Cecil Andrus (Committee Chair)      Ralph Shaw  Stanford Stoddard


                        SELECTION OF INDEPENDENT AUDITORS

      From May 9, 2002, until August 23, 2004, Rentrak's independent registered public accountants were KPMG LLP. On August 23, 2004, Rentrak was advised by KPMG LLP that it resigned as Rentrak's independent registered public accounting firm. Rentrak's audit committee accepted KPMG's resignation. KPMG LLP's reports on the consolidated financial statements of Rentrak and subsidiaries for the fiscal years ended March 31, 2004, and March 31, 2003, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles or practices, financial statement disclosure or auditing scope or procedure, or any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K promulgated by the SEC, except that KPMG's report dated July 9, 2004 contained a separate paragraph which made reference to Rentrak's restatement of its consolidated financial statements for the period ended March 31, 2003. A copy of a letter addressed to the SEC from KPMG LLP stating that it agreed with the above statements was attached as
Exhibit 16.1 to Form 8-K filed by Rentrak with the SEC on August 27, 2004.

      Upon the acceptance of KPMG's resignation, Rentrak began the search for a new independent registered accounting firm for Rentrak's fiscal year ended March 31, 2005. On October 28, 2004, Rentrak engaged the firm of Grant Thornton LLP to audit Rentrak's financial statements as its new principal independent auditors. The Audit Committee directed the process of review of candidate accounting firms and made the final decision to engage Grant Thornton LLP. During Rentrak's two most recent fiscal years, and the subsequent interim period prior to engaging Grant Thornton LLP, Rentrak did not consult with Grant Thornton LLP regarding
(1) the application of accounting principles to a specified transaction, whether completed or proposed, (2) the type of audit opinion that might be rendered on Rentrak's financial statements, or (3) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304
(a) (1) (iv) and (v) of Regulation S-K).

      The Audit Committee has appointed and engaged Grant Thornton LLP to be Rentrak's independent auditors for the Company's fiscal year ending March 31, 2006. No approval or ratification of the choice of independent auditors by the shareholders is required by applicable law or regulation or Rentrak's governing documents. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. Such representative is also expected to be available to respond to appropriate questions.

                        MATTERS RELATING TO OUR AUDITORS

Fees Paid to Principal Independent Auditors

      The following fees were billed by Grant Thornton LLP for professional services rendered to Rentrak in fiscal 2005:

      -----------------------------------------------
                                           2005
      -----------------------------------------------
      Audit Fees(1)                     $182,000
      -----------------------------------------------
      Audit Related Fees(2)              225,000
      -----------------------------------------------
      Tax Fees                                --
      -----------------------------------------------
      All Other Fees (3)                   2,500
      -----------------------------------------------

(1) Consists of fees for professional services rendered for the audit of Rentrak's annual financial statements for fiscal 2005 and for review of financial statements included in quarterly reports on Form 10-Q for that fiscal year.

(2) Refers to assurance and related services that are reasonably related to the audit or review of Rentrak's financial statements or internal control over financial reporting and that are not included in audit fees.

(3)   Consists  of  consulting   services  related  to  the  accounting  for  an
      investment made by Rentrak.

Pre-Approval Policy

      The Audit Committee has adopted a policy requiring pre-approval of all fees and services of Rentrak's independent auditors, including all audit, audit-related, tax, and other legally-permitted services. Under the policy, a detailed description of each proposed service is submitted to the Audit Committee, together with a statement by the independent auditors and Rentrak's chief financial officer or controller that such services are consistent with applicable rules on auditor independence. The policy permits the Audit Committee to pre-approve lists of audit, audit-related, tax, and other legally-permitted services after reviewing detailed back-up documentation regarding the specific services to be provided. The term of any pre-approval is 12 months, unless the Audit Committee specifically provides for a shorter period. Additional pre-approval is required for services not included in the pre-approved lists and for services exceeding pre-approved fee levels. The policy allows the Audit Committee to delegate its pre-approval authority to one or more of its members provided that a full report of any pre-approval decision is provided to the Audit Committee at its next scheduled meeting. All audit and permissible non-audit services provided by Grant Thornton LLP during fiscal 2005 were pre-approved by the Audit Committee.

                              FINANCIAL INFORMATION

      A copy of Rentrak's 2005 Annual Report on Form 10-K, including audited financial statements, is being sent to shareholders with this proxy statement.

                     INFORMATION CONCERNING THE SOLICITATION

      Rentrak will bear all costs and expenses associated with this solicitation. In addition to solicitation by mail, directors, officers, and employees of Rentrak may solicit proxies from shareholders, personally or by telephone, facsimile, or e-mail transmission, without receiving any additional remuneration. Rentrak has asked brokerage houses, nominees and other agents and fiduciaries to forward soliciting materials to beneficial owners of Rentrak common stock and will reimburse all such persons for their expenses.

                              By Order of the Board of Directors,

                              Mark L. Thoenes
                              Senior Vice President, Chief Financial Officer and Secretary

Portland, Oregon
July 21, 2005

                                                                      APPENDIX A
                               RENTRAK CORPORATION
                            2005 STOCK INCENTIVE PLAN

1. ESTABLISHMENT AND PURPOSE

      1.1 Establishment. Rentrak Corporation, an Oregon corporation, hereby establishes the Rentrak Corporation 2005 Stock Incentive Plan (the "Plan"), effective as of August 25, 2005 (the "Effective Date"), subject to shareholder approval as provided in Section 16.

      1.2 Purpose. The purpose of the Plan is to promote and advance the interests of Corporation and its shareholders by enabling Corporation to attract, retain, and reward key employees, directors, and outside consultants of Corporation and its subsidiaries. It is also intended to strengthen the mutuality of interests between such employees, directors, and consultants and Corporation's shareholders. The Plan is designed to serve these purposes by offering stock options and other equity-based incentive awards in order to provide participants a proprietary interest in pursuing the long-term growth, profitability, and financial success of Corporation.

      1.3 Prior Plans. The Plan will be separate from the Rentrak Corporation 1997 Equity Participation Plan and the Rentrak Corporation 1997 Non-Officer Employee Stock Option Plan (the "Prior Plans"). The adoption of the Plan will neither affect nor be affected by the continued existence of the Prior Plans except that:

            (a) After the Plan is approved by Corporation's shareholders, no further Awards will be granted under the Prior Plans; and

            (b) The number of Shares which may be made subject to Awards under the Plan will be adjusted from time to time pursuant to Section 4.2 to reflect cancellation, termination, or expiration of stock options previously granted under the Prior Plans.

      1.4 Reservation of Right to Amend to Comply with AJCA. The Board and the Committee reserve the right to amend the Plan, either retroactively or prospectively, in whatever respect is required to achieve and maintain compliance with the requirements of the American Jobs Creation Act of 2004, Code
Section 409A, IRS Notice 2005-1, and other regulations and guidance issued by the Department of the Treasury with respect to such requirements (collectively, the "AJCA").

2. DEFINITIONS

      2.1 Defined Terms. For purposes of the Plan, the following terms have the meanings set forth below:

            "Award" means an award or grant made to a Participant of Options, Stock Appreciation Rights, Restricted Awards, Performance Awards, or Other Stock-Based Awards pursuant to the Plan.

            "Award Agreement" means an agreement as described in Section 6.4 of the Plan.

            "Board" means the Board of Directors of Corporation.

            "Change in Control" has the meaning given by the Committee in each Award Agreement, or, if the term is not otherwise defined in an Award Agreement, the first occurrence of any of the following:

      (a) Any person (including any individual, corporation, limited liability company, partnership, trust, group, association, or other "person," as such term is used in Section 13(d)(3) or 14(d) of the Exchange Act) other than a trustee or other fiduciary holding securities under an employee benefit plan of Corporation, is or becomes a beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of Corporation representing 25 percent or more of the combined voting power of Corporation's then outstanding securities;

      (b) A majority of the directors elected at any annual or special meeting of shareholders are not individuals nominated by Corporation's then incumbent Board; or

      (c) The shareholders of Corporation approve (i) a merger or consolidation of Corporation with any other corporation, other than a merger or consolidation which would result in the Voting Securities (defined as all issued and outstanding securities ordinarily having the right to vote at elections of Corporation's directors) of Corporation outstanding immediately prior to such transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75 percent of the combined voting power of the Voting Securities of Corporation or of such surviving entity outstanding immediately after such merger or consolidation,
(ii) a plan of complete liquidation of Corporation, or (iii) an agreement for the sale or disposition by Corporation of all or substantially all of its assets.

            "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute, together with rules, regulations, and interpretations promulgated under the Code. Where the context so requires, any reference to a particular Code section will be construed to refer to the successor provision to such Code section.

            "Committee" means the committee appointed by the Board to administer the Plan as provided in Section 3 of the Plan.

            "Common   Stock"   means  the  $.001  par  value   Common  Stock  of
      Corporation.

            "Consultant" means any consultant or adviser to Corporation or a Subsidiary selected by the Committee who is not an employee of Corporation or a Subsidiary and who provides services to Corporation or a Subsidiary other than services of a capital-raising nature.

            "Continuing Restriction" means a Restriction contained in Sections 6.5(g), 6.5(i), 15.3, 15.4, and 15.6 of the Plan and any other Restriction expressly designated by the Committee in an Award Agreement as a Continuing Restriction.

            "Corporation" means Rentrak Corporation, an Oregon corporation, or any successor corporation.

            "Disability" means the condition of being permanently "disabled" within the meaning of Section 22(e)(3) of the Code, namely being unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. However, the Committee may change the foregoing definition of "Disability" or may adopt a different definition for purposes of specific Awards.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute. Where the context so requires, any reference to a particular section of the Exchange Act, or to any rule promulgated under the Exchange Act, will be construed to refer to successor provisions to such section or rule.

            "Fair Market Value" means, on any given day, the fair market value per share of the Common Stock determined as follows:

            (a) If the Common Stock is traded on an established securities exchange, the closing sale price of Common Stock as reported for such day by the principal exchange on which Common Stock is traded (as determined by the Committee) or, if Common Stock was not traded on such day, on the next preceding day on which Common Stock was traded;

            (b) If trading activity in Common Stock is reported on The Nasdaq Stock Market, the closing sale price of Common Stock as reported for such day by Nasdaq or, if Common Stock trades were not reported on such day, on the next preceding day on which Common Stock trades were reported by Nasdaq;

            (c) If trading activity in Common Stock is reported on the OTC Bulletin Board, the average of the closing representative bid and asked prices for such day as reported on the OTC Bulletin Board or, if there are no such quotes for Common Stock for such day, on the next preceding day for which bid and asked price quotes for Common Stock were reported on the OTC Bulletin Board; or

            (d) If there is no market for Common Stock or if trading activities for Common Stock are not reported in one of the manners described above, the fair market value will be as determined by the Committee.

            "Incentive Stock Option" or "ISO" means any Option granted pursuant to the Plan that is intended to be and is specifically designated in its Award Agreement as an "incentive stock option" within the meaning of
      Section 422 of the Code.

            "Non-Employee Board Director" means a member of the Board who is not an employee of Corporation or any Subsidiary.

            "Non-Employee Subsidiary Director" means a member of the board of directors of a Subsidiary who is neither an employee of Corporation or a Subsidiary nor a member of the Board.

            "Nonqualified Option" or "NQO" means any Option granted pursuant to the Plan that is not an Incentive Stock Option.

            "Option" means an ISO or an NQO.

            "Option Committee" manes a committee of one or more members of the Board (who need not be members of the Committee) to whom the Committee may delegate authority to grant Awards to Participants who are not Reporting Persons.

            "Other Stock-Based Award" means an Award as defined in Section 11.1 of the Plan.

            "Participant" means an employee of Corporation or a Subsidiary, a Consultant, a Non-Employee Board Director, or a Non-Employee Subsidiary Director who is granted an Award under the Plan.

            "Performance   Award"  means  an  Award  granted   pursuant  to  the
      provisions of Section 10 of the Plan, the Vesting of which is contingent on attainment of Performance Goals.

            "Performance Cycle" means a designated performance period pursuant to the provisions of Section 10.3 of the Plan.

            "Performance Goal" means a designated performance objective pursuant to the provisions of Section 10.4 of the Plan.

            "Plan" means this Rentrak Corporation 2005 Stock Incentive Plan, as set forth in this document and as it may be amended from time to time.

            "Reporting Person" means a Participant who is subject to the reporting requirements of Section 16(a) of the Exchange Act.

            "Restricted Award" means a Restricted Share or a Restricted Stock Unit granted pursuant to Section 9 of the Plan.

            "Restricted Share" means an Award described in Section 9.1(a) of the Plan.

            "Restricted Stock Unit" means an Award of units representing Shares described in Section 9.1(b) of the Plan.

            "Restriction" means a provision in the Plan or in an Award Agreement which limits the exercisability or transferability, or which governs the forfeiture, of an Award or the Shares, cash, or other property payable pursuant to an Award.

            "Restriction Period" means a designated period pursuant to the provisions of Section 9.3 of the Plan.

            "Retirement" has the meaning given by the Committee in each Award Agreement, or, if the term is not otherwise defined in an Award Agreement, has the following meaning:

      (a) For Participants who are employees, retirement from active employment with Corporation and its Subsidiaries on or after age 65, or such earlier retirement date as approved by the Committee for purposes of the Plan;

      (b) For Participants who are Non-Employee Board Directors or Non-Employee Subsidiary Directors, retirement from the applicable board of directors after attaining the age and service period specified in the Corporate Governance Guidelines adopted by the Board; or

      (c) For Participants who are Consultants, termination of service as a Consultant after attaining a retirement age specified by the Committee for purposes of an Award to such Consultant.

            "Settlement Period" means, with respect to any Restricted Stock Unit Award or Performance Award, the period following the expiration of the Restriction Period or the Performance Cycle, respectively, for such Award specified by the Committee in the Award Agreement for such Award so that the Restricted Stock Unit Award or Performance Award will either (a) not be treated as a deferred compensation arrangement for income tax purposes under the AJCA, or (b) if treated as a deferred compensation arrangement for such purposes, will meet all requirements under the AJCA.

            "Share" means a share of Common Stock.

            "Stock Appreciation Right" or "SAR" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of
      Section 8 of the Plan.

            "Subsidiary" means (i) a "subsidiary corporation" of Corporation, within the meaning of Section 424(f) of the Code, namely any corporation in which Corporation directly or indirectly controls 50 percent or more of the total combined voting power of all classes of stock having voting power, and (ii) any partnership, limited liability company, or other business entity of which Corporation owns or controls 50 percent or more of the voting interests and which has been designated by the Committee as a subsidiary; provided, however, that with respect to ISOs, only employees of subsidiary corporations as described in clause (i) may receive such Awards.

            "Vest," "Vesting," or "Vested" means:

      (a) In the case of an Award that requires exercise, to be or to become immediately and fully exercisable and free of all Restrictions (other than Continuing Restrictions);

      (b) In the case of an Award that is subject to forfeiture, to be or to become nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions);

      (c) In the case of an Award that is required to be earned by attaining specified Performance Goals, to be or to become earned and nonforfeitable, freely transferable, and free of all Restrictions (other than Continuing Restrictions); or

      (d) In the case of any other Award as to which payment is not dependent solely upon the exercise of a right, election, or option, to be or to become immediately payable and free of all Restrictions (except Continuing Restrictions).

      2.2 Gender and Number. Except where otherwise indicated by the context, any masculine or feminine terminology used in the Plan also includes the opposite gender; and the definition of any term in Section 2.1 in the singular also includes the plural, and vice versa.

3. ADMINISTRATION

      3.1 General. The Plan will be administered by a Committee composed as described in Section 3.2.

      3.2 Composition of the Committee. The Committee will be appointed by the Board and will consist of not less than a sufficient number of Non-Employee Board Directors so as to qualify the Committee to administer the Plan as contemplated by Section 162(m)(4)(C) of the Code, Rule 16b-3 under the Exchange Act and Rule 4350(c)(3) of the Nasdaq Marketplace Rules. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, will be filled by the Board. In the event that the Committee ceases to satisfy the requirements of Section 162(m)(4)(C), Rule
16b-3, or Rule 4350(c)(3), the Board will reconstitute the Committee as necessary to satisfy such requirements.

      3.3 Authority of the Committee. The Committee has full power and authority (subject to such orders or resolutions as may be issued or adopted from time to time by the Board) to administer the Plan in its sole discretion, including the authority to:

            (a) Construe and interpret the Plan and any Award Agreement;

            (b) Promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan;

            (c) Select the employees, Non-Employee Board Directors, Non-Employee Subsidiary Directors, and Consultants who will be granted Awards;

            (d) Determine the number and types of Awards to be granted to each such Participant;

            (e) Determine the number of Shares, or Share equivalents, to be subject to each Award;

            (f) Determine the option price, purchase price, base price, or similar feature for any Award; and

            (g) Determine all the terms and conditions of all Award Agreements, consistent with the requirements of the Plan.

      Decisions of the Committee, or any delegate as permitted by the Plan, will be final, conclusive, and binding on all Participants.

      3.4 Action by the Committee. A majority of the members of the Committee will constitute a quorum for the transaction of business. Action approved by a majority of the members present at any meeting at which a quorum is present, or action in writing by all of the members of the Committee, will be the valid acts of the Committee.

      3.5 Delegation. Notwithstanding any other provision of this Section 3, the Committee may delegate to the Option Committee the authority, Subject to such conditions or limitations as the Committee may designate, to determine the recipients, types, amounts, and terms of Awards granted to Participants who are not Reporting Persons.

      3.6 Liability of Committee Members. No member of the Committee or the Option Committee will be liable for any action or determination made in good faith with respect to the Plan, any Award, or any Participant.

      3.7 Costs of Plan. The costs and expenses of administering the Plan will be borne by Corporation.

4. DURATION OF THE PLAN AND SHARES SUBJECT TO THE PLAN

      4.1 Duration of the Plan. The Plan is effective August 25, 2005, subject to approval by Corporation's shareholders as provided in Section 16. The Plan will remain in effect until Awards have been granted covering all the available Shares or the Plan is otherwise terminated by the Board. Termination of the Plan will not affect outstanding Awards.

      4.2 Shares Subject to the Plan. The shares which may be made subject to Awards under the Plan are Shares of Common Stock, which may be either authorized and unissued Shares or reacquired Shares. No fractional Shares may be issued under the Plan. Subject to adjustment pursuant to Section 13, the maximum number of Shares for which Awards may be granted under the Plan is 1,000,000. If an Award under the Plan (or any option previously granted under the Prior Plans) is canceled or expires for any reason prior to having been fully Vested or exercised by a Participant or is settled in cash in lieu of Shares or is exchanged for other Awards, all Shares covered by such Awards will be added back into the number of Shares available for future Awards under the Plan.

5. ELIGIBILITY

      Officers and other key employees of Corporation and its Subsidiaries (including employees who may also be directors of Corporation or a Subsidiary), Consultants, Non-Employee Board Directors, and Non-Employee Subsidiary Directors who, in the Committee's judgment, are or will be contributors to the long-term success of Corporation are eligible to receive Awards under the Plan.

6. AWARDS

      6.1 Types of Awards. The types of Awards that may be granted under the Plan are:


            (a) Options governed by Section 7 of the Plan;

            (b) Stock Appreciation Rights governed by Section 8 of the Plan;

            (c) Restricted Awards governed by Section 9 of the Plan;

            (d) Performance Awards governed by Section 10 of the Plan; and

            (e) Other  Stock-Based  Awards or  combination  awards  governed  by
Section 11 of the Plan.

In the discretion of the Committee, any Award may be granted alone, in addition to, or in tandem with other Awards under the Plan.

      6.2 General. Subject to the limitations of the Plan, the Committee may cause Corporation to grant Awards to such Participants, at such times, of such types, in such amounts, for such periods, with such option prices, purchase prices, or base prices, and subject to such terms, conditions, limitations, and restrictions as the Committee, in its discretion, deems appropriate. Awards may be granted as additional compensation to a Participant or in lieu of other compensation to such Participant. A Participant may receive more than one Award and more than one type of Award under the Plan.

      6.3 Nonuniform Determinations. The Committee's determinations under the Plan or under one or more Award Agreements, including, without limitation, (a) the selection of Participants to receive Awards, (b) the type, form, amount, and timing of Awards, (c) the terms of specific Award Agreements, and (d) elections and determinations made by the Committee with respect to exercise or payments of Awards, need not be uniform and may be made by the Committee selectively among Participants and Awards, whether or not Participants are similarly situated.

      6.4 Award Agreements. Each Award will be evidenced by a written Award Agreement between Corporation and the Participant. Award Agreements may, subject to the provisions of the Plan, contain any provision approved by the Committee.

      6.5 Provisions Governing All Awards. All Awards are subject to the following provisions:

            (a) Alternative Awards. If any Awards are designated in their Award Agreements as alternative to each other, the exercise of all or part of one Award will automatically cause an immediate equal (or pro rata) corresponding termination of the other alternative Award or Awards.

            (b) Rights as Shareholders. No Participant will have any rights of a shareholder with respect to Shares subject to an Award until such Shares are issued in the name of the Participant.

            (c) Employment Rights. Neither the adoption of the Plan nor the granting of any Award confers on any person the right to continued employment with Corporation or any Subsidiary or the right to remain as a director of or a Consultant to Corporation or any Subsidiary, as the case may be, nor does it interfere in any way with the right of Corporation or a Subsidiary to terminate such person's employment or to remove such person as a Consultant or as a director at any time for any reason, or for no reason, with or without cause.

            (d) Restriction on Transfer. Unless otherwise expressly provided in an individual Award Agreement, no Award (other than Restricted Shares after they
Vest) will be transferable other than by will or the laws of descent and distribution and each Award will be exercisable (if exercise is required), during the lifetime of the Participant, only by the Participant or, in the event the Participant becomes legally incompetent, by the Participant's guardian or legal representative. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement that the Award:

   o  May be freely transferred;

   o May be freely transferred to a class of transferees specified in the Award Agreement; or

   o May be transferred, but only subject to any terms and conditions specified in the Award Agreement (including, without limitation, a condition that an Award may only be transferred without payment of consideration).

      Furthermore, notwithstanding the foregoing, any Award may be surrendered to Corporation pursuant to Section 6.5(h) in connection with the payment of the purchase or option price of another Award or the payment of the Participant's federal, state, or local tax withholding obligation with respect to the exercise or payment of another Award.

            (e) Termination of Employment. The terms and conditions under which an Award may be exercised, if at all, after a Participant's termination of employment or service as a Non-Employee Board

Director, Non-Employee Subsidiary Director, or Consultant will be determined by the Committee and specified in the applicable Award Agreement.

            (f) Change in Control. The Committee, in its discretion, may provide in any Award Agreement that:

                  (i) In the event of a Change in Control of Corporation, all or a specified portion of the Award (to the extent then outstanding) will become immediately Vested to the full extent not previously Vested. Any such acceleration of Award Vesting must comply with applicable regulatory requirements and any Participant will be entitled to decline the accelerated Vesting of all or any portion of his or her Award, if he or she determines that such acceleration may result in adverse tax consequences to him or her; and

                  (ii) In the event the Board approves a proposal for: (i) merger, exchange or consolidation in which Corporation is not the resulting or surviving corporation (or in which Corporation is the resulting or surviving corporation but becomes a subsidiary of another corporation); (ii) transfer of all or substantially all the assets of Corporation; (iii) sale of 25 percent or more of the combined voting power of Corporation's Voting Securities; or (iv) the dissolution or liquidation of Corporation (each, a "Transaction"), the Committee will notify Participants in writing of the proposed Transaction (the "Proposed Transaction Notice") at least 30 days prior to the effective date of the proposed Transaction. The Committee may, in its sole discretion, and to the extent possible under the structure of the Transaction, select one of the following alternatives for treating outstanding Awards under the Plan:

                        (a) The  Committee may provide that  outstanding  Awards
      will be converted into or replaced by Awards of a similar type relating to the securities of the surviving or acquiring corporation in the Transaction. The amount and type of securities subject to and the exercise price (if applicable) of the replacement or converted Awards will be determined by the Committee based on the exchange ratio, if any, used in determining shares of the surviving corporation to be issued to holders of Shares of Corporation. If there is no exchange ratio in the Transaction, the Committee will, in making its determination, take into account the relative values of the companies involved in the Transaction and such other factors as the Committee deems relevant. Such replacement or converted Awards will continue to Vest over the period (and at the same rate) as the Awards which the replacement or converted Awards replaced, unless determined otherwise by the Committee;

                        (b) The Committee may provide a 30-day period prior to the consummation of the Transaction during which all outstanding Awards will tentatively become fully Vested, and upon consummation of such Transaction, all outstanding and unexercised Awards will immediately terminate. If the Committee elects to provide such 30-day period for the exercise of Awards, the Proposed Transaction Notice must so state. Participants, by written notice to Corporation, may exercise their Awards and, in so exercising the Awards, may condition such exercise upon, and provide that such exercise will become effective immediately prior to, the consummation of the Transaction, in which event Participants need not make payment for any Common Stock to be purchased upon exercise of an Award until five days after written notice by Corporation to the Participants that the Transaction has been consummated (the "Transaction Notice"). If the Transaction is consummated, each Award, to the extent not previously exercised prior to the consummation of the Transaction, will terminate and cease being exercisable as of the effective date of such consummation. If the Transaction is abandoned, (1) all outstanding Awards not exercised will continue to be Vested and exercisable, to the extent such Awards were Vested and exercisable prior to the date of the Proposed Transaction Notice, and (2) to the extent that any Awards not exercised prior to such abandonment have become Vested and exercisable solely by operation of this
      Section 6.5(f)(ii), such Vesting and exercisability will be deemed annulled, and the Vesting and exercisability provisions otherwise in effect will be reinstituted, as of the date of such abandonment; or

                        (c) The Committee may provide that outstanding Awards that are not fully Vested will become fully Vested subject to Corporation's right to pay each Participant a cash amount (determined by the Committee and based on the amount, if any, being received by Corporation's shareholders in the Transaction) in exchange for cancellation of the applicable Award.

      Unless the Committee specifically provides otherwise in the change in control provision for a specific Award Agreement, Awards will become Vested as of a Change in Control date only if, or to the extent, such acceleration in the Vesting of the Awards does not result in an "excess parachute payment" within the meaning of Section 280G(b) of the Code. The Committee, in its discretion, may include change in control provisions in some Award Agreements and not in others, may include different change in control provisions in different Award Agreements, and may include change in control provisions for some Awards or some Participants and not for others.

                        (g) Conditioning or Accelerating Benefits. The Committee, in its discretion, may include in any Award Agreement a provision conditioning or accelerating the Vesting of an Award or the receipt of benefits pursuant to an Award, either automatically or in the discretion of the Committee, upon the occurrence of specified events, including without limitation, a Change in Control of Corporation (subject to the foregoing paragraph (f)), a sale of all or substantially all of the property and assets of Corporation, or an event of the type described in
      Section 13 of this Plan.

                        (h) Payment of Purchase Price and Withholding. The Committee, in its discretion, may include in any Award Agreement a provision permitting the Participant to pay the purchase or option price, if any, for the Shares or other property issuable pursuant to the Award, or the Participant's federal, state, or local tax withholding obligations with respect to such issuance, in whole or in part by any one or more of the following methods; provided, however, that the availability of any one or more methods of payment may be suspended from time to time if the Committee determines that the use of such payment method would result in adverse financial accounting treatment for Corporation:

                              (i)  By   delivering   previously   owned   Shares
      (including fully vested Restricted Shares);

                              (ii) By surrendering other outstanding Vested Awards under the Plan denominated in Shares or in Share equivalent units;

                              (iii) By reducing the number of Shares or other property otherwise Vested and issuable pursuant to the Award;

                              (iv) Unless specifically prohibited by any applicable statute or rule, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002, by delivering to Corporation a promissory note payable on such terms and over such period as the Committee may determine;

                              (v) By delivery (in a form approved by the Committee) of an irrevocable direction to a securities broker acceptable to the Committee (subject to the provisions of the Sarbanes-Oxley Act of 2002 and any other applicable statute or rule):

                                    (a) To sell Shares  subject to the Award and
            to deliver all or a part of the sales proceeds to Corporation in payment of all or a part of the option or purchase price and taxes or withholding taxes attributable to the issuance; or

                                    (b) To pledge Shares subject to the Award to
            the broker as security for a loan and to deliver all or a part of the loan proceeds to Corporation in payment of all or a part of the option or purchase price and taxes or withholding taxes attributable to the issuance; or

                              (vi) In any combination of the foregoing or in any other form approved by the Committee.

Shares withheld or surrendered as described above will be valued based on their Fair Market Value on the date of the transaction. Any Shares withheld or surrendered with respect to a Reporting Person will be subject to such additional conditions and limitations as the Committee may impose to comply with the requirements of the Exchange Act.

                        (i) Reporting Persons. With respect to all Awards granted to Reporting Persons, the following limitations will apply only if or to the extent required by Rule 16b-3 under the Exchange Act, unless the Award Agreement provides otherwise:

                              (i) Awards requiring exercise will not be exercisable until at least six months after the date the Award was granted, except in the case of the death or Disability of the Participant; and

                              (ii) Shares issued pursuant to any other Award may not be sold by the Participant for at least six months after acquisition, except in the case of the death or Disability of the Participant.

      Award Agreements for Awards to Reporting Persons must also comply with any future restrictions imposed by such Rule 16b-3.

                        (j) Service Periods. At the time of granting an Award, the Committee may specify, by resolution or in the Award Agreement, the period or periods of service performed or to be performed by the Participant in connection with the grant of the Award.

7. OPTIONS

      7.1 Types of Options. Options granted under the Plan may be in the form of Incentive Stock Options or Nonqualified Options. The grant of each Option and the Award Agreement governing each Option will identify the Option as an ISO or an NQO. In the event the Code is amended to provide for tax-favored forms of stock options other than or in addition to Incentive Stock Options, the Committee may grant Options under the Plan meeting the requirements of such forms of options.

      7.2 General. All Options will be subject to the terms and conditions set forth in Section 6 and this Section 7 and Award Agreements governing Options may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

      7.3 Option Price. Each Award Agreement for Options will state the option exercise price per Share of Common Stock purchasable under the Option, which may not be less than 100 percent of the Fair Market Value of a Share on the date of grant for all Options. Except for adjustments in Option price pursuant to
Section 13.2, at no time may the option exercise price of any Option granted under the Plan be repriced after the date the Option was granted.

      7.4 Option Term. The Award Agreement for each Option will specify the term of each Option, which may be unlimited or may have a specified period during which the Option may be exercised, as determined by the Committee.

      7.5 Time of Exercise. The Award Agreement for each Option will specify, as determined by the Committee:

            (a) The time or times when the Option becomes exercisable and whether the Option becomes exercisable in full or in graduated amounts based on:
(i)  continuation of employment over a period  specified in the Award Agreement,
(ii) satisfaction of performance goals or criteria specified in the Award Agreement, or (iii) a combination of continuation of employment and satisfaction of performance goals or criteria;

            (b) Such other terms, conditions, and restrictions as to when the Option may be exercised as determined by the Committee; and

            (c) The extent, if any, to which the Option will remain exercisable after the Participant ceases to be an employee, Consultant, or director of Corporation or a Subsidiary.

An Award Agreement for an Option may, in the discretion of the Committee, provide whether, and to what extent, the time when an Option becomes exercisable may be accelerated or otherwise modified (i) in the event of the death, Disability, or Retirement of the Participant, or (ii) upon the occurrence of a Change in Control. The Committee may, at any time in its discretion, accelerate the time when all or any portion of an outstanding Option becomes exercisable.

      7.6 Special Rules for Incentive Stock Options. In the case of an Option designated as an Incentive Stock Option, the terms of the Option and the Award Agreement will conform with the statutory and regulatory requirements specified pursuant to Section 422 of the Code, as in effect on the date such ISO is granted. ISOs may be granted only to employees of Corporation or a Subsidiary. ISOs may not be granted under the Plan after ten years following the date specified in Section 4.1, unless the ten-year limitation of Section 422(b)(2) of the Code is removed or extended.

      7.7 Restricted Shares. In the discretion of the Committee, the Shares issuable upon exercise of an Option may be Restricted Shares if so provided in the Award Agreement for the Option.

      7.8 Reload Options. The Committee, in its discretion, may provide in an Award Agreement for an Option that, in the event all or a portion of the Option is exercised by the Participant using previously acquired Shares, the Participant will automatically be granted (subject to the available pool of Shares subject to grants of Awards as specified in Section 4.2 of the Plan) a replacement Option (with an option price equal to the Fair Market Value of a Share on the date of such exercise) for a number of Shares equal to (or equal to a portion of) the number of shares surrendered upon exercise of the Option. Such reload Option features may be subject to such terms and conditions as the Committee determines, including, without limitation, a condition that the Participant retain the Shares issued upon exercise of the Option for a specified period of time.

      7.9 Limitation on Number of Shares Subject to Options. In no event may Options for more than 200,000 Shares be granted to any individual under the Plan during any fiscal year.

8. STOCK APPRECIATION RIGHTS

      8.1 General. Stock Appreciation Rights are subject to the terms and conditions set forth in Section 6 and this Section 8 and Award Agreements governing Stock Appreciation Rights may contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee deems desirable.

      8.2 Nature of Stock Appreciation Right. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to the excess (or, if the Committee determines at the time of grant, a portion of the excess) of the Fair Market Value of a Share of Common Stock on the date of exercise of the SAR over the base price, as described below, on the date of grant of the SAR, multiplied by the number of Shares with respect to which the SAR is being exercised. The base price will be designated by the Committee in the Award Agreement for the SAR and may be the Fair Market Value of a Share on the grant date of the SAR or such other higher price as the Committee determines. The base price may not be less than the Fair Market Value of a Share on the grant date of the SAR.

      8.3 Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee. The Committee may also provide that a SAR will be automatically exercised on one or more specified dates or upon the satisfaction of one or more specified conditions. In the case of SARs granted to Reporting Persons, exercise of the SARs will be limited by the Committee to the extent required to comply with the applicable requirements of Rule 16b-3 under the Exchange Act.

      8.4 Form of Payment. Payment upon exercise of a Stock Appreciation Right must be made in Shares, provided that the Committee may provide in an Award Agreement that a Stock Appreciation Right may be settled using cash or installments (a "Cash Settled SAR") if the Committee determines that under the terms of such Award Agreement the Cash Settled SAR will comply with the requirements of the AJCA.

      8.5 Limitation on Number of Stock Appreciation Rights. In no event may more than 200,000 Stock Appreciation Rights be granted to any individual under the Plan during any fiscal year.

9. RESTRICTED AWARDS

      9.1 Types of Restricted Awards. Restricted Awards granted under the Plan may be in the form of either Restricted Shares or Restricted Stock Units.

            (a) Restricted Shares. A Restricted Share is an Award of Shares transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, restrictions on the sale, assignment, transfer, or other disposition of such Restricted Shares and may include a requirement that the Participant forfeit such Restricted Shares back to Corporation upon termination of Participant's employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Shares. Each Participant receiving a Restricted Share will be issued a stock certificate in respect of such Shares, registered in the name of such Participant, and will execute a stock power in blank with respect to the Shares evidenced by such certificate. The certificate evidencing such Restricted Shares and the stock power will be held in custody by Corporation until the Restrictions have lapsed.

            (b) Restricted Stock Units. A Restricted Stock Unit is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, and may include a requirement that the Participant forfeit such Restricted Stock Units upon termination of Participant's employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) for specified reasons within a specified period of time or upon other conditions, as set forth in the Award Agreement for such Restricted Stock Units. Under the AJCA, Restricted Stock Unit Awards may be treated, for income tax purposes, as deferred compensation arrangements. In each Award Agreement for each Restricted Stock Unit Award, the Committee will (a) specify the Settlement Period and (b) set the other terms and conditions of the Award Agreement so that the Restricted Stock Unit Award will comply with all applicable requirements of the AJCA.

      9.2 General.  Restricted Awards are subject to the terms and conditions of
Section 6 and this Section 9 and Award Agreements governing Restricted Awards may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

      9.3 Restriction Period. Award Agreements for Restricted Awards will provide that Restricted Awards, and the Shares subject to Restricted Awards, may not be transferred, and may provide that, in order for a Participant to Vest in such Restricted Awards, the Participant must remain in the employment (or remain as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) of Corporation or its Subsidiaries, subject to relief for reasons specified in the Award Agreement, for a period commencing on the grant date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award (the "Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares received under or governed by a Restricted Award grant. The Committee, in its sole discretion, may provide for the lapse of restrictions in installments during the Restriction Period. Upon expiration of the applicable Restriction Period (or lapse of Restrictions during the Restriction Period where the Restrictions lapse in installments) the Participant will be entitled to settlement of the Restricted Award or portion thereof, as the case may be. Although Restricted Awards will usually Vest based on continued employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) and Performance Awards under Section 10 will usually Vest based on attainment of Performance Goals, the Committee, in its discretion, may condition Vesting of Restricted Awards on attainment of Performance Goals as well as continued employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant). In such case, the Restriction Period for such a Restricted Award will include the period prior to satisfaction of the Performance Goals.

      9.4 Forfeiture. If a Participant ceases to be an employee (or Consultant, Non-Employee Board Director, or Non-Employee Subsidiary Director) of Corporation or a Subsidiary during the Restriction Period for any reason other than reasons which may be specified in an Award Agreement (such as death, Disability, or Retirement) the Award Agreement may require that all non-Vested Restricted Awards previously granted to the Participant be forfeited and returned to Corporation.

      9.5 Settlement of Restricted Awards.

            (a) Restricted Shares. Upon Vesting of a Restricted Share Award, the legend on such Shares will be removed, the Participant's stock power will be returned and the Shares will no longer be Restricted Shares.

            (b) Restricted Stock Units. Within the Settlement Period after Vesting of a Restricted Stock Unit Award, a Participant will be entitled to receive payment for Restricted Stock Units in an amount equal to the aggregate Fair Market Value of the Shares covered by such Restricted Stock Units at the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Stock Unit will be made during the Settlement Period following the conclusion of the applicable Restriction Period in cash, in installments, or in Shares equal to the number of Restricted Stock Units or in any other manner or combination of such methods as the Committee, in its sole discretion, determines.

      9.6 Rights as a Shareholder. A Participant has, with respect to unforfeited Shares received under a grant of Restricted Shares, all the rights of a shareholder of Corporation, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to Restricted Shares will be treated as additional Shares covered by the grant of Restricted Shares and will be subject to the same Restrictions. A Participant will have no rights as a shareholder with respect to a Restricted Stock Unit Award until Shares are issued to the Participant in settlement of the Award.

      9.7 Limitation in Number of Restricted Awards. The aggregate number of shares subject to Restricted Share Awards and Restricted Stock Unit Awards that may be granted under the Plan may not exceed 500,000 Shares.

10. PERFORMANCE AWARDS

      10.1 General. Performance Awards are subject to the terms and conditions set forth in Section 6 and this Section 10 and Award Agreements governing Performance Awards may contain such other terms and conditions not inconsistent with the express provisions of the Plan, as the Committee deems desirable.

      10.2 Nature of Performance Awards. A Performance Award is an Award of units (with each unit having a value equivalent to one Share) granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit all or a portion of such Performance Award in the event specified performance criteria are not met within a designated period of time. Under the AJCA, Performance Awards may be treated, for income tax purposes, as deferred compensation arrangements. In the Award Agreement for each Performance Award, the Committee will (a) specify the Settlement Period, and (b) set the other terms and conditions of the Award Agreement so that the Performance Award will comply with all applicable requirements of the AJCA.

      10.3 Performance Cycles. For each Performance Award, the Committee will designate a performance period (the "Performance Cycle") with a duration to be determined by the Committee in its discretion within which specified Performance Goals are to be attained. There may be several Performance Cycles in existence at any one time and the duration of Performance Cycles may differ from each other.

      10.4 Performance Goals. The Committee will establish Performance Goals for each Performance Cycle on the basis of such criteria and to accomplish such objectives as the Committee may from time to time select. Performance Goals may be based on (i) performance criteria for Corporation, a Subsidiary, or an operating group, (ii) a Participant's individual performance, or (iii) a combination of both. Performance Goals may include objective and subjective criteria. During any Performance Cycle, the Committee may adjust the Performance Goals for such Performance Cycle as it deems equitable in recognition of unusual or nonrecurring events affecting Corporation, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine.

      10.5 Performance Goals for Executive Officers. The Performance Goals for Performance Awards granted to executive officers of Corporation may relate to corporate performance, business unit performance, or a combination of both.

            (a) Corporate Performance Goals will be based on financial performance goals related to the performance of Corporation as a whole and may include one or more measures related to earnings, profitability, efficiency, or return to shareholders such as earnings per share, operating profit, stock price, or costs of production.

            (b) Business unit Performance Goals will be based on a combination of financial goals and strategic goals related to the performance of an identified business unit for which a Participant has responsibility. Strategic goals for a business unit may include one or a combination of objective factors relating to success in implementing strategic plans or initiatives, introducing products, constructing facilities, or other identifiable objectives. Financial goals for a business unit may include the degree to which the business unit achieves one or more objective measures related to its revenues, earnings, profitability, efficiency, operating profit, or costs of production.

            (c) Any corporate or business unit Performance Goals may be expressed as absolute amounts or as ratios or percentages. Success may be measured against various standards, including budget targets, improvement over prior periods, and performance relative to other companies, business units, or industry groups.

      10.6 Determination of Awards. As soon as practicable after the end of a Performance Cycle, the Committee will determine the extent to which Performance Awards have been earned on the basis of performance in relation to the established Performance Goals.

      10.7 Timing and Form of Payment. Settlement of earned Performance Awards will be made to the Participant within the Settlement Period after the expiration of the Performance Cycle and the Committee's determination under
Section 10.6, in the form of cash, installments, Shares, or any combination of the foregoing or in any other form as the Committee determines.

11. OTHER STOCK-BASED AND COMBINATION AWARDS

      11.1 Other Stock-Based Awards. The Committee may grant other Awards under the Plan pursuant to which Shares are or may in the future be acquired, or Awards denominated in or measured by Share equivalent units, including Awards valued using measures other than the market value of Shares. Other Stock-Based Awards are not restricted to any specific form or structure and may include, without limitation, Share purchase warrants, other rights to acquire Shares, and securities convertible into or redeemable for Shares. Other Stock-Based Awards may be granted either alone, in addition to, or in tandem with, any other type of Award granted under the Plan.

      11.2 Combination Awards. The Committee may also grant Awards under the Plan in tandem or combination with other Awards or in exchange of Awards, or in tandem or combination with, or as alternatives to, grants or rights under any other employee plan of Corporation, including the plan of any acquired entity. No action authorized by this section will reduce the amount of any existing benefits or change the terms and conditions thereof without the Participant's consent.

12. DIVIDEND EQUIVALENTS

      Any Award may, to the extent provided in its Award Agreement, at the discretion of the Committee, earn dividend equivalents. In respect of any such Award that is outstanding on a dividend record date for Common Stock, the Participant may be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the Shares covered by such Award, had such covered Shares been issued and outstanding on such dividend record date. The Committee will establish such rules and procedures governing the crediting of dividend equivalents, including the timing, form of payment, and payment contingencies of such dividend equivalents, as it deems appropriate or necessary.

13. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

      13.1 Plan Does Not Restrict Corporation. The existence of the Plan and the Awards granted under the Plan will not affect or restrict in any way the right or power of the Board or the shareholders of Corporation to make or authorize any adjustment, recapitalization, reorganization, or other change in Corporation's capital structure or its business, any merger or consolidation of the Corporation, any issue of bonds, debentures, preferred or prior preference stocks ahead of or affecting Corporation's capital stock or the rights thereof, the dissolution or liquidation of Corporation or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

      13.2 Adjustments by the Committee. In the event of any change in capitalization affecting the Common Stock of Corporation, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination or exchange of shares or other form of reorganization, or any other change affecting the Common Stock, such proportionate adjustments, if any, as the Committee, in its sole discretion, may deem appropriate to reflect such change, will be made with respect to the aggregate number of Shares for which Awards in respect thereof may be granted under the Plan, the maximum number of Shares which may be sold or awarded to any Participant, the number of Shares covered by each outstanding Award, and the base price or purchase price per Share in respect of outstanding Awards. The Committee may also make such adjustments in the number of Shares covered by, and price or other value of, any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends), of Corporation assets to shareholders.

14. AMENDMENT AND TERMINATION

      The Board may amend, suspend, or terminate the Plan or any portion of the Plan at any time, provided that no amendment may be made without shareholder approval if such approval is required by applicable law or the requirements of an applicable stock exchange or registered securities association.

15. MISCELLANEOUS

      15.1 Tax Withholding. Corporation has the right to deduct from any settlement of any Award under the Plan, including the delivery or Vesting of Shares or Awards, any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments or to take such other action as may be necessary in the opinion of Corporation to satisfy all obligations for the payment of such taxes. The recipient of any payment or distribution under the Plan has the obligation to make arrangements satisfactory to Corporation for the satisfaction of any such tax withholding obligations. Corporation will not be required to make any such payment or distribution under the Plan until such obligations are satisfied.

      15.2 Unfunded Plan. The Plan will be unfunded and Corporation will not be required to segregate any assets that may at any time be represented by Awards under the Plan. Any liability of Corporation to any person with respect to any Award under the Plan will be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of Corporation will be deemed to be secured by any pledge of, or other encumbrance on, any property of Corporation.

      15.3 Annulment of Awards. Any Award Agreement may provide, in the discretion of the Committee, that the grant of an Award payable in cash is revocable until cash is paid in settlement of the Award or that grant of an Award payable in Shares is revocable until the Participant becomes entitled to the certificate in settlement of the Award. In the event the employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) of a Participant is terminated for cause (as defined below), any Award that is revocable will be annulled as of the date of such termination for cause. For the purpose of this Section 15.3, the term "for cause" has the meaning set forth in the Participant's employment agreement, if any, or otherwise means any discharge (or removal) for material or flagrant violation of the policies and procedures of Corporation or for other performance or conduct which is materially detrimental to the best interests of Corporation, as determined by the Committee.

      15.4 Engaging in Competition With Corporation. Any Award Agreement may provide, in the discretion of the Committee, that, if a Participant terminates employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) with Corporation or a Subsidiary for any reason whatsoever, and within a period of time (as specified in the Award Agreement) after the date of such termination accepts employment with any competitor of (or otherwise engages in competition with) Corporation, the Committee, in its sole discretion, may require such Participant to return to Corporation the economic value of any Award that is realized or obtained (measured at the date of exercise, Vesting, or payment) by such Participant at any time during the period beginning on the date that is six months prior to the date of such Participant's termination of employment (or service as a Non-Employee Board Director, Non-Employee Subsidiary Director, or Consultant) with Corporation.

      15.5 Other Corporation Benefit and Compensation Programs. Payments and other benefits received by a Participant under an Award made pursuant to the Plan are not to be deemed a part of a Participant's regular, recurring compensation for purposes of the termination indemnity or severance pay law of any state or country and will not be included in, or have any effect on, the determination of benefits under any other employee benefit plan or similar arrangement provided by Corporation or a Subsidiary unless expressly so provided by such other plan or arrangements, or except where the Committee expressly determines that an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of cash compensation. Awards under the Plan may be made in combination with or in tandem with, or as alternatives to, grants, awards, or payments under any other Corporation or Subsidiary plans, arrangements, or programs. The Plan notwithstanding, Corporation or any Subsidiary may adopt such other compensation programs and additional compensation arrangements as it deems necessary to attract, retain, and reward employees and directors for their service with Corporation and its Subsidiaries.

      15.6 Securities Law Restrictions. No Shares may be issued under the Plan unless counsel for Corporation is satisfied that such issuance will be in compliance with applicable federal and state securities laws. Certificates for Shares delivered under the Plan may be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange or registered securities association upon which the Common Stock is then listed or quoted, and any applicable federal or state securities laws. The Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

      15.7 Governing Law. Except with respect to references to the Code or federal securities laws, the Plan and all actions taken thereunder will be governed by and construed in accordance with the laws of the state of Oregon.

16. SHAREHOLDER APPROVAL

      The adoption of the Plan and the grant of Awards under the Plan are expressly subject to the approval of the Plan by a majority of the total votes cast at a meeting of Corporation's shareholders duly held in accordance with the requirements of the Oregon Business Corporation Act and Corporation's Bylaws.

                               RENTRAK CORPORATION

                       2005 ANNUAL MEETING OF SHAREHOLDERS

      This proxy is solicited on behalf of the board of directors of Rentrak Corporation ("Rentrak").

      The undersigned hereby appoints each of Paul A. Rosenbaum and Mark L. Thoenes as proxies, with full power of substitution, and hereby authorizes them to represent and to vote as designated below, all the shares of Rentrak common stock held of record by the undersigned on June 24, 2005, at the annual meeting of the shareholders to be held at Rentrak's executive offices, One Airport Center, 7700 N.E. Ambassador Place, Portland, Oregon 97220, on August 25, 2005, at 10 a.m., Pacific Daylight Time, or any adjournments or postponements thereof.

      This proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is provided, the proxies named above will vote FOR each director nominee named in Proposal 1 and FOR Proposal 2.

--------------------------------------------------------------------------------
                        Proposal 1: Election of Directors

The board of directors unanimously recommends a vote FOR each of the nominees named below.

Nominees:  Judith G. Allen, Cecil D.         |_|  FOR election     |_| WITHHOLD
Andrus, George H. Kuper, Paul A.Rosenbaum,   of all director       vote from all
Ralph R. Shaw, Stanford C. Stoddard          nominees (except      nominees
                                             as noted below)


To withhold authority to vote for any individual nominee, identify the nominee in the space below:

Exceptions:________________________________________________________

--------------------------------------------------------------------------------

                Proposal 2: Approval of 2005 Stock Incentive Plan

The board of directors unanimously recommends a vote FOR Proposal 2.

Approval of 2005 Stock Incentive Plan |_| FOR       |_|  AGAINST     |_| ABSTAIN

--------------------------------------------------------------------------------

      In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

      Please date and sign exactly as name appears hereon. When shares are held as joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:  _____________________, 2005

Signature______________________  Signature if held jointly______________________

    Please mark, sign, date and return the proxy using the enclosed envelope.